As filed with the Securities and Exchange Commission on July 3, 2019

1933 Act File No. 333-231635

1940 Act File No. 811-21712

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]    Pre-Effective Amendment No. 1

[   ]    Post-Effective Amendment No.

and

[X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]    Amendment No. 10

Clough Global Equity Fund

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(303) 623-2577

Registrant's Telephone Number, including Area Code

Clifford J. Alexander, Esq.	Sareena Khwaja-Dixon
K&L Gates LLP	ALPS Fund Services, Inc.
1601 K Street, NW	1290 Broadway, Suite 1100
Washington, DC 20006	Denver, CO 80203
(202) 778-9068	(303) 623-2577

Name and Address of Agent for Service

(Number, Street, City, State, Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [   ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[ ]	This amendment designates a new effective date for a previously filed registration statement.

[ ]	The Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement is _____.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, no par value	2,205,138	$12.67	$27,939,098.46	$ 3,265.02
Rights to Purchase Common Shares	(2)	None	None	None

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2)	No separate consideration will be received by the Registrant

PROSPECTUS

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED ____________, 2019

Clough Global Equity Fund

2,205,138 Common Shares of Beneficial Interest Issuable Upon Exercise of Rights to Subscribe for Such Shares

Clough Global Equity Fund (the “Fund”) is issuing transferable subscription rights (“Rights”) to its common shareholders (“Common Shareholders”) of record as of ____________, 2019 (the “Record Date” and such shareholders, “Record Date Shareholders”). These Rights will allow Record Date Shareholders to subscribe for new common shares of the Fund in an aggregate amount of approximately 2,205,138 common shares (the “Offer”). Record Date Shareholders will receive one Right for each common share held on Record Date. For every five Rights held, a Record Date Shareholder is entitled to purchase one new common share of the Fund (“Primary Subscription”). Record Date Shareholders who fully exercise their Rights may also, in certain circumstances, purchase additional common shares pursuant to an Over-Subscription Privilege (“Over-Subscription Privilege”). The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by five. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new common shares may be purchased only pursuant to the exercise of Rights in integral multiples of five.

The Rights are transferable and will be admitted for trading on the NYSE American stock exchange under the symbol “GLQ RT” during the course of the Offer. If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value. Rights may be sold by individual holders or may be submitted to Computershare Trust Company, N.A. (the “Subscription Agent”) for sale. Rights evidenced by a subscription certificate (the “Subscription Certificate”) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer. The Fund’s common shares are currently listed, and the new common shares issued in this Offer will also be listed, on the NYSE American under the symbol “GLQ.” On ____________, 2019, the last reported net asset value per common share was $______, and the last reported sales price per common share on the NYSE American was $______.

The Offer will expire at 5:00 p.m., Eastern Time, on ____________, 2019, unless the Offer is extended as described in this Prospectus (the “Expiration Date”). The subscription price per common share will be determined based upon a formula equal to 85% of the reported net asset value or 95% of the market price per common share, whichever is higher on the Expiration Date (“Subscription Price”). Market price per common share will be determined based on the average of the last reported sales prices of a common share on the NYSE American for the five trading days preceding the Expiration Date (not including sales price on the Expiration Date).

Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the common shares subscribed for pursuant to the Primary Subscription and, if eligible, any additional common shares subscribed for pursuant to the Over-Subscription Privilege, at an estimated subscription price of $______ per common share (“Estimated Subscription Price”) and, except in limited circumstances, will not be able to rescind their subscription. Rights acquired in the secondary market may not participate in the Over-Subscription Privilege.

Exercising your Rights and investing in the Fund involves a degree of investment risk and may be considered speculative. Before exercising your Rights and investing in the Fund, you should read the discussion of the material risks in “Risk Factors” in the Prospectus.

In addition, you should consider the following:

•	Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those shareholders.

•	Because the Subscription Price per common share will be below the net asset value per common share on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your common shares if you do not participate in the Offer and you will experience a reduction in the net asset value per common share of your common shares whether or not you participate in the Offer.

•	You will experience an immediate dilution of the aggregate net asset value of your common shares because you will indirectly bear the expenses of the Offer. This dilution of net asset value will disproportionately affect Common Shareholders who do not exercise their Rights.

•	The Fund cannot state precisely the extent of this dilution if you do not exercise your Rights because the Fund does not know what the net asset value per common share will be when the Offer expires, or what proportion of the Rights will be exercised.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per common share	Total maximum[3]
Estimated Subscription Price[1]	$______	$______
Estimated sales load[1]	None	None
Estimated offering expenses[2]	$______	$______
Estimated net proceeds to Fund[1]	$______	$______

(1)	Estimated on the basis of 85% of the reported net asset value or 95% of the market price per common share, whichever is higher on _________________, 2019 the (“Expiration Date”). See “The Offer — The Subscription Price.”

(2)	Offering expenses payable by the Fund (and indirectly by all of the Fund’s Common Shareholders, including those who do not exercise their Rights) are estimated at approximately $______, which includes fees to the subscription agent and information agent estimated to be approximately $______ in the aggregate inclusive of out of pocket expenses.

(3)	Assumes all Rights are exercised at the Estimated Subscription Price per common share. All of the Rights offered may not be exercised.

Assuming all common shares offered are purchased in the Offer, the proportionate interest held by non-exercising shareholders will decrease upon completion of the Offer. As with any common stock, the price of the Fund’s common shares fluctuate with market conditions and other factors. As of __________, 2019, the common shares were trading at a ____% [discount] to their net asset value. Since the inception of the Fund, the common shares have traded at discounts of as much as (____)%. As described more fully in this Prospectus, Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares referred to as “Over-Subscription Shares,” that were not purchased by other Rights holders. If enough Over-Subscription Shares are available, all such requests will be honored in full. If the requests for Over-Subscription Shares exceed the Over-Subscription Shares available, the available Over-Subscription Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

The Fund. The Fund is a diversified, closed-end investment management company registered under the Investments Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will under normal circumstances, invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities in both U.S. and non-U.S. markets of companies of any market capitalization.

Investment Adviser. Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser. See “Management of the Fund.” As of May 31, 2019, Clough had approximately $1.8 billion of assets under management. Clough’s address is 53 State Street, 27th Floor, Boston, Massachusetts 02109.

Leverage. The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities (the “leverage program”). The Fund may use leverage initially of up to 33% of its total assets (including the amount obtained from leverage). As of the date of this Prospectus, the Fund’s leverage is ____% of its total assets. See “Effects of Leverage.”

This Prospectus sets forth concisely the information about the Fund and the Offer that a prospective investor ought to know before investing in the Fund and participating in the Offer. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information dated __________, 2019 (the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information (the table of contents of which is on page __ of this Prospectus), the Fund’s Annual and Semi-Annual Reports, request other information about the Fund and make shareholder inquiries by calling (800) __________ (toll-free) or by writing to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or obtain a copy of such documents (and other information regarding the Fund) from the Fund’s website (www.cloughglobal.com/closed-end-funds/overview/glq) or the SEC’s web site (http://www.sec.gov). For additional information all holders of Rights should contact the Information Agent, Georgeson LLC (the “Information Agent”) toll free at 1-800-509-0983 or send a written request to the Information Agent at Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

Prospectus Summary

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before exercising your Rights and investing in the Fund. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risk Factors.”

The Fund	Clough Global Equity Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s outstanding common shares are listed on the NYSE American LLC (the “NYSE American”) under the symbol “GLQ”. As of __________, 2019, the net assets of the Fund were $__________. As of __________, 2019, the Fund had outstanding __________ common shares. The Fund has no other outstanding securities. See “The Fund.”

The purpose of the offer

The Board of Trustees of the Fund (the “Board”), in consultation with Clough Capital Partners, L.P. (“Clough” or the “Investment Adviser”), the Fund’s investment adviser, has determined that it would be in the best interest of the Fund and its existing shareholders to increase the assets and liquidity of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise without having to reduce existing Fund holdings. In making this determination, the Board considered a number of factors, including potential benefits and costs. This Rights offering seeks to give existing Common Shareholders the opportunity to purchase additional common shares at a price that may be below market and/or net asset value without incurring any commission or charge. The distribution of these Rights, which themselves may have intrinsic value, will also give non-participating Common Shareholders the potential of receiving a cash payment upon the sale of their Rights, which may be viewed as partial compensation for the possible dilution of their interests in the Fund as a result of this offer. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Rights evidenced by the Subscription Certificate may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer.

The Board believes that increasing the size of the Fund may result in certain economies of scale which may lower the Fund’s expenses as a proportion of average net assets because the Fund’s fixed costs can be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered. To the extent that shareholders who do not exercise their Rights sell them to investors who are not already shareholders, the Rights offering could increase the level of market interest and visibility of the Fund. There can be no assurance that this Rights offering (or the investment of the proceeds of this Rights offering) will be successful or that the level of trading on the Fund’s shares on the NYSE American will increase.

Because common shares of the Fund currently are trading at a discount to NAV, it is anticipated that the Subscription Price will be less than NAV. The Board believes that the factors in favor of the Offer outweigh the dilution. See “Special Considerations and Risk Factors — Dilution.”

The Investment Adviser will benefit from the Offer because the Investment Adviser’s fee is based on the average daily total assets of the Fund. See “Management of the Fund.” It is not possible to state precisely the amount of additional compensation The Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming all Rights exercised at the Estimated Purchase Price of $______ and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately $_______ (0.00%). In determining that the Offer was in the best interest of shareholders, the Board was cognizant of this benefit to the Adviser.

Important terms of the offer

The Fund is issuing transferable subscription Rights to its Common Shareholders of record as of __________, 2019 (the “Record Date” and such shareholders, “Record Date Shareholders”). These Rights will allow Record Date Shareholders to subscribe for new common shares of the Fund in an aggregate amount of approximately 2,205,138 common shares (the “Offer”). Record Date Shareholders will receive one Right for each common share held on the Record Date. For every five Rights held, you are entitled to purchase one new common share of the Fund. Record Date Shareholders who fully exercise their Rights may also, in certain circumstances, purchase additional common shares pursuant to an Over-Subscription Privilege. The number of Rights to be issued to each Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by five. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new common shares may be purchased only pursuant to the exercise of Rights in integral multiples of five.

The Rights are transferable and will be admitted for trading on the NYSE American under the symbol “GLQ RT” during the course of the Offer. The Fund’s common shares are currently listed, and the new common shares issued in this Offer will also be listed, on the NYSE American under the symbol “GLQ”. On __________, 2019, the last reported net asset value per common share was $______, and the last reported sales price per common share on the NYSE American was $______.

The Offer will expire at 5:00 p.m., Eastern Time, on __________, 2019, unless the Offer is extended as described in this Prospectus (the “Expiration Date”).

The subscription price (“Subscription Price”) per common share will be determined based upon a formula equal to 85% of the reported net asset value or 95% of the market price per common share, whichever is higher on the Expiration Date. Market price per common share will be determined based on the average of the last reported sales prices of a common share on the NYSE American for the five trading days preceding the Expiration Date (not including sales price on the Expiration Date). Common shares of the Fund, as a closed-end fund, can trade at a discount to net asset value. Because the shares of the Fund currently are trading at a discount, it is anticipated that, upon expiration of the Offer, common shares may be issued at a price below net asset value per share.

Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the common shares subscribed for pursuant to the Subscription and, if eligible, any additional common shares subscribed for pursuant to the Over-Subscription Privilege at the Estimated Subscription Price of $______ per common share and, except in limited circumstances, will not be able to rescind their subscription.

The Fund will not be issuing share certificates for the common shares issued pursuant to this Offer. Issuance of common shares will be made electronically via book entry by DST Systems, Inc. (“DST”), the Fund’s transfer agent.

Over-Subscription Privilege	Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares, referred to as “Over-Subscription Shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough Over-Subscription Shares are available, all such requests will be honored in full. To the extent sufficient common shares are not available to fulfill all Over-Subscription requests, the Excess Shares will be allocated pro-rata among those Record Date Shareholders who over-subscribe based on the number of the common shares owned on the Record Date.

Rights acquired in the secondary market may not participate in the Over-Subscription Privilege.

If Common Shareholders do not participate in the Over-Subscription Privilege (if any), their percentage ownership may be diluted.

Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the Over-Subscription Privilege if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the seventh day following the Expiration Date. See “The Offer — Over-Subscription Privilege.”

Method for exercising rights	Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the common shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise. See “The Offer — Method for Exercising Rights” and “The Offer — Payment for Shares.”

Sale of Rights

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the NYSE American. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE American will begin three Business Days (defined below) prior to the Record Date and may be conducted until the close of trading on the last NYSE American trading day prior to the completion of the Subscription Period. For purposes of this Prospectus, a “Business Day” means any day on which trading is conducted on the NYSE American.

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale (please see “The Offer — Method of Transferring Rights”). Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before __________, 2019, five Business Days prior to the completion of the Subscription Period, due to normal settlement procedures. Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Selling shareholders are responsible for all brokerage commissions incurred by the Subscription Agent as well as other fees and expenses associated with a transfer of Rights.

Rights that are sold will not confer any right to acquire any Shares in the Over-Subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the Over-Subscription.

Trading of the Rights on the NYSE American will be conducted on a when-issued basis (meaning Rights will be purchased or sold with payment and delivery taking place in the future) until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders, and thereafter will be conducted on a regular way basis (meaning Rights will be purchased or sold with payment and delivery taking place no later than the second day following the trade) until and including the last NYSE American trading day prior to the completion of the Subscription Period. Common shares issued pursuant to the Offer will begin trading without any Rights attached two Business Days prior to the Record Date

If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE American. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new common share or (ii) attributable to shareholders whose record addresses are outside the United States or who have an Army Post Office (“APO”) or Fleet Post Office (“FPO”) address. See “Restrictions on Foreign Shareholders” and “The Offer — Foreign Restrictions.”

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be calculated based on the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. The weighted average price is determined by multiplying the number of shares sold at each price by that price, adding these values together and dividing by the total number of shares sold.

Shareholders are urged to obtain a recent trading price for the Rights on the NYSE American from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold common shares for the accounts of others are advised to notify those persons who purchase Rights in the secondary market that such Rights will not participate in the Over-Subscription Privilege.

Offering expenses	Offering expenses incurred by the Fund (and indirectly by all of the Fund’s Common Shareholders, including those who do not exercise their Rights) in connection with the Offer are estimated to be $305,000.

Restrictions on foreign shareholders

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing or by recorded telephone conversation no later than five Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such Record Date Shareholder. The Offer will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the fifth Business Day prior to the Expiration Date or the Fund has determined that the Offer may not be made to a particular Record Date Shareholder, the Subscription Agent will attempt to sell all of such shareholder’s Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Use of proceeds

The Fund estimates the net proceeds of the Offer to be approximately $__________. This figure is based on an estimated Subscription Price per common share of $______ and assumes all new common shares offered are sold and that the expenses related to the Offer estimated at approximately $__________ are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be completed or substantially completed within approximately three months. Adverse market conditions could cause certain investments to be made after three months but no later than six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

Important dates to remember	Please note that the dates in the table below may change if the Offer is extended.

Event	Date

Record Date	______, 2019

Subscription Period	______, 2019 to ______, 2019*

Expiration Date	______, 2019*

Pricing Date (Deadline for delivery of Subscription Certificate together with payment of Estimated Subscription Price (see “The Offer - Payment for Shares” on page 34 of this prospectus) or for delivery of a written notice of guaranteed delivery)	______, 2019

Payment for Guarantees of Delivery Due	______, 2019*

Confirmation to Participants	______, 2019*

For Participants (Deadline for payment of unpaid balance if final Subscription Price is higher than Estimated Subscription Price.)	______, 2019*

* Unless the Offer is extended.

Investment Objective and Policies	The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will, under normal circumstances, invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities in both U.S. and non-U.S. markets of companies of any market capitalization.

The Fund intends to invest primarily in a managed mix of global equity securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world. Under normal circumstances, the Fund expects to invest in securities of at least three countries (in addition to the United States). Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), as well as through exchange traded funds ("ETFs"). The Fund may also invest up to 20% of its total assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade securities. There are certain risks associated with investing in non-investment grade securities, commonly referred to as "junk bonds." See "Additional Risk Factors—Non-Investment Grade Securities Risk" in the Statement of Additional Information. Investments in sovereign debt may also include bonds issued by countries considered emerging markets. The Fund will invest no more than 25% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or "REITs."

The Fund will place a high priority on capital preservation, and should the Fund's investment adviser believe that extraordinary conditions affecting global financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on the declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook.

Investment Adviser

Clough Capital Partners L.P. (“Clough”), the investment adviser of the Fund, is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of May 31, 2019, Clough had approximately $1.8 billion of assets under management.

Clough is entitled to receive a monthly fee at the annual rate of 0.90% of the Fund’s average daily total assets.
Administrator

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. The Administration Agreement between the Fund and ALPS provides that ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, interest expenses, if any, portfolio transaction expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses. ALPS is entitled to receive a monthly fee at the annual rate of 0.32% of the Fund’s average daily total assets.

Use of Leverage	The Fund currently uses leverage through borrowing. More specifically, the Fund has entered into a credit agreement (the “Credit Agreement”) with a commercial bank (“Bank”). As of April 30, 2019, the Fund had outstanding $76,500,000 in principal amount of borrowings from the Credit Agreement representing approximately 30% of the Fund’s total assets (including assets attributable to the Fund’s use of leverage). The Bank has the ability to terminate the Credit Agreement upon 179-days’ notice or following an event of default.

The Fund has no present intention of issuing preferred shares, although it has done so in the past and may choose to do so in the future.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of net asset value and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares issued by the Fund may adversely affect the return to the holders of the Common Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the leverage program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged.

The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds equal or exceed the associated costs of the leverage program (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage. The fees to be received by Clough and ALPS are based on the total assets of the Fund, including assets represented by leverage. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

Also under the 1940 Act, the Fund must satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that the value of the investment company’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on any class of its capital stock (including the Common Shares), and is not permitted to purchase any of its capital stock, unless, at the time of such declaration or purchase, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution, or purchase price) is at least 300% of its outstanding indebtedness; except that dividends may be declared upon any preferred stock of the Fund if the Fund, at the time of such declaration (and after deducting the amount of the dividend), maintains an asset coverage with respect to its preferred stock of at least 200%.

To qualify for federal income taxation as a “regulated investment company,” the Fund must satisfy certain requirements relating to sources of its income and diversification of its assets, and must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk Factors
Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s common shares:

Dilution. Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those shareholders. Because the Subscription Price per common share will be below the net asset value per common share on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your common shares if you do not participate in the Offer and you will experience a reduction in the net asset value per common share of your common shares whether or not you participate in the Offer. In addition, whether or not you exercise your Rights, you will experience a dilution of net asset of the common shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm). This dilution of net asset value will disproportionately affect Common Shareholders who do not exercise their Rights. The Fund cannot state precisely the extent of this dilution if you do not exercise your Rights because the Fund does not know what the net asset value per common share will be when the Offer expires, or what proportion of the Rights will be exercised.

Assuming, for example, that all Rights are exercised, the Subscription Price is $_____ and the Fund’s net asset value per common share at the expiration of the Offer is $_____, the Fund’s net asset value per common share (after payment of estimated offering expenses) would be reduced by approximately $_____ (______%) per common share. See “Risk Factors — Dilution.”

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

The offer may increase the volatility of the market price of the Fund’s common shares. In addition, the Offer could be under-subscribed, in which case Clough will not have as much proceeds to invest on behalf of the Fund (see “Use of proceeds”).

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund anticipates using leverage, which will magnify the Fund’s investment, market and certain other risks. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Key Adviser Personnel Risk.    The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Issuer Risk. The value of common and preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Common Stock Risk. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. Common stock is subordinated to preferred stock and debt in a company’s capital structure with respect to priority in the right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities Risk. Foreign issuers are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of change in foreign currency exchange rates. The Fund’s investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. The Fund will not invest more than 20% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers. See “Risk Factors—Foreign Securities Risk.”

Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. The Fund defines emerging markets to be countries that are included in the MSCI Emerging Markets Index.

REIT Risk. If the Fund invests in real estate investment trusts, or “REITs,” such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

Derivatives Risk. The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Hedging Strategy Risk. There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Leverage Risk. Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of the Common Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk. Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the trustees of the Fund.

Market Disruption and Geopolitical Risk. The ongoing U.S. military and related actions in Iraq and Afghanistan and events in the Middle East and Ukraine, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A disruption of financial markets or other terrorist attacks could adversely affect the Fund’s service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the common shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the common shares or the net asset value of the Fund. Assets of companies, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. The U.S. government has issued warnings that assets of utility companies and energy sector companies, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Income Risk. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings and Common Shareholder's income from the Fund could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Preferred Securities Risk. In addition to credit risk, investment in preferred securities carries certain other risks. An issuer may defer or skip distributions, including dividend payments, which may require the Fund to report income for tax purposes on distributions it has not received. In addition, an issuer may call for a redemption in the event of tax or security law changes, or pursuant to call features attached to the preferred securities. In these events, the Fund may not be able to reinvest the proceeds at comparable rates of return. Further, preferred securities typically do not provide for voting rights, and are subordinated to debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments (and thus subject to greater credit risk than the debt instruments). Preferred securities may also be substantially less liquid than many other securities.

Debt Securities Risk. In addition to credit risk, investment in debt securities carries certain other risks. An issuer may call for a redemption in the event of tax or security law changes, or pursuant to call features attached to the debt securities. In these events, the Fund may not be able to reinvest the proceeds at comparable rates of return. Further, debt securities typically do not provide for voting rights, and certain debt securities may be substantially less liquid than many other securities.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust, dated January 25, 2005 (the “Declaration of Trust”), and By-laws include provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Conversion to Open-End Fund” and “Anti-Takeover Provisions in the Declaration of Trust.”

Distributions	The Fund, acting pursuant to a Securities and Exchange Commission ("SEC") exemptive order and with the approval of the Fund's Board of Trustees (the "Board"), has adopted a plan, consistent with the Fund's investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the "Plan"). In accordance with the Plan, until July 2019, the Fund will pay monthly distributions in an annualized amount of not less than 10% of the Fund's average monthly net asset value ("NAV"). From August 2019 to July 2021, the Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund's primary investment objectives and as required by the Code. If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund's Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the 1940 Act. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining net investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain, if any, realized during the year. If the total distributions made in any calendar year exceed net investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. See “Distributions.”

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to Common Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the interest on any preferred shares that the Fund may issue, if ever. See “Distributions.”

Dividend Reinvestment Plan	Unless a Common Shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional Common Shares under the Fund’s dividend reinvestment plan. Common Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Plan.”

Stock Purchases and Tenders

The Fund’s Board of Trustees currently contemplates that the Fund, at least once each year, may consider repurchasing Common Shares in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Trustees will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as the Fund’s custodian and DST Systems, Inc. is the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Cautionary Notice Regarding Forward-Looking Statements

This Prospectus, and the Statement of Additional Information (the “SAI”), incorporated by reference into the Prospectus, contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms with the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the fund’s forward-looking statements. Future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” and “Offer” sections of this Prospectus. All forward-looking statements contained in this Prospectus or in the SAI are made as of the date of this Prospectus or SAI, as the case may be. Except for ongoing obligations under the federal securities laws, the Fund does not intend and is not obligated, to update any forward-looking statement.

SUMMARY OF FUND EXPENSES

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in common shares of the Fund would bear, directly or indirectly, as a result of the Offer being fully subscribed and the receipt of net proceeds from the Offer of approximately $__________. If the Fund issues fewer common shares in the Offer and the net proceeds to the Fund are less, all other things being equal, the expenses shown would increase.

The table assumes the use of leverage in the form of amounts borrowed by the Fund under a credit agreement in an amount equal to 33% of the Fund’s total assets as of April 30, 2019 (including the amounts of any additional leverage obtained through the use of borrowed funds), also taking into account the additional assets to be raised in the Offer, as estimated above. The extent of the Fund’s assets attributable to leverage following the Offer, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions. Interest payments on borrowings are included in the total annual expenses of the Fund.

Shareholder Transaction Expenses (as a percentage of offering price)
Sales Load	None
Offering Expenses Borne by Common Shareholders[1]	0.17%
Dividend Reinvestment Plan Fees[2]	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Investment Advisory Fees	1.51%
Interest Payments on Borrowed Funds[3]	1.81%
Other Expenses[4]	0.69%
Acquired Fund Fees and Expenses	0.78%
Total Annual Fund Operating Expenses[1]	4.79%

(1)	The fees and expenses of the offering will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights. The offering costs to be paid by the Fund are not included in the Annual Expenses table. Offering costs borne by Common Shareholders will result in a reduction of capital of the Fund. The numbers shown under the Annual Expenses table are projections based on the Fund’s current fiscal half-year expenses as of April 30, 2019 and on its projected net assets and total assets assuming the Offer is fully subscribed for at the Estimated Purchase Price of $ per share. See “Financial Highlights” for the Fund’s actual ratio of expenses to average net assets for the six-months ended April 30, 2019.

(2)	There will be no brokerage charges under the Fund’s dividend reinvestment plan with respect to shares of common stock issued by the Fund in connection with the offering. However, you may pay brokerage charges if you sell your shares of common stock held in a dividend reinvestment account. You also may pay a pro rata share of brokerage commissions incurred in connection with your market purchases pursuant to the Fund’s dividend reinvestment plan.

(3)	Assumes the use of leverage in the form of borrowing under the Credit Agreement representing 33% of the Fund’s total assets as of April 30, 2019 (including any additional leverage obtained through the use of borrowed funds), also taking into account the additional assets to be raised in the Offer, as estimated above, at an annual interest rate cost to the Fund of 3.38%.

(4)	Other Expenses are estimated based on the Fund’s current fiscal half-year ended on April 30, 2019.

Example

The purpose of the following table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in common shares of the Fund, including the estimated costs of the Offer to be borne by the Common Shareholders of $305,000, assuming (1) that the Fund’s net assets following (and after giving effect to) the Offer do not increase or decrease, (2) that the Fund incurs total annual expenses of 4.79% of its net assets in years 1 through 10 (assuming borrowing equal to 33% of the Fund’s total assets) and (3) a 5% annual return.

1 Year	3 Years	5 Years	10 Years
$48	$144	$241	$484

The example should not be considered a representation of future expenses or rate of return. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

FINANCIAL STATEMENTS

Cohen & Company, Ltd. (“Cohen”) served as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018. The annual audited financial statements incorporated by reference in the Statement of Additional Information have been so incorporated, and the financial highlights in this Prospectus have been so included, in reliance upon the report of Cohen given on authority of said firm as experts in accounting. The information for the years prior to the fiscal period ended March 31, 2012 was audited by the Fund’s prior independent registered public accounting firm. The audited financial statements contained in the Fund’s Annual Report for the fiscal year ended October 31, 2018 and the unaudited financial statements contained in the Fund’s unaudited Semi-Annual Report for the fiscal period ended April 30, 2019, are incorporated by reference in this Statement of Additional Information.  A copy of the Fund’s Annual Report and unaudited Semi-Annual Report are available on the SEC’s website at www.sec.gov. Copies may also be obtained free of charge by writing to the Fund at its address at 1290 Broadway, Suite 1100, Denver, Colorado 80203 or by calling the Fund toll free at (877) 256-8445.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period/years indicated.

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$13.55		$14.50	$12.70		$15.10		$16.47	$17.15		$16.63
Income from investment operations:
Net investment income/(loss)*	0.01		0.01	(0.02)		(0.23)		(0.45)	(0.17)		(0.33)
Net realized and unrealized gain/(loss) on investments	1.00		0.41	3.06		(0.84)		0.46	0.23		2.33
Total Income/(Loss) from Investment Operations	1.01		0.42	3.04		(1.07)		0.01	0.06		2.00

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.66)		–	(0.13)		–		(0.04)	(0.08)		(0.38)
Net realized gains	–		(1.50)	–		(0.90)		(1.32)	(0.66)		(1.10)
Tax return of capital	–		–	(1.11)		(0.43)		–	–		–
Total Distributions to Common Shareholders	(0.66)		(1.50)	(1.24)		(1.33)		(1.36)	(0.74)		(1.48)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions*	–		0.13	(0.00	)(2)	–		(0.02)	–		–
Total Capital Share Transactions	–		0.13	(0.00	)(2)	–		(0.02)	–		–
Net asset value - end of period	$13.90		$13.55	$14.50		$12.70		$15.10	$16.47		$17.15
Market price - end of period	$13.26		$13.21	$13.66		$10.69		$12.92	$14.34		$15.42

Total Investment Return - Net Asset Value:(3)	8.10%		3.99%	25.99%		(5.36	)%(4)	0.76%	0.86%		13.57%
Total Investment Return - Market Price:(3)	5.78%		7.62%	41.01%		(6.90)%		(0.98)%	(2.33)%		15.52%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$153,217		$149,379	$255,870		$224,187		$266,576	$293,829		$305,958
Ratios to average net assets attributable to common shareholders:
Total expenses	4.15	%(5)	3.63%	3.14%		4.21%		4.56%	3.68	%(5)	3.76%
Total expenses excluding interest expense and dividends on short sales expense	2.18	%(5)	2.13%	2.21%		2.59%		2.77%	2.42	%(5)	2.36%
Net investment income/(loss)	0.19	%(5)	0.06%	(0.14)%		(1.70)%		(2.73)%	(1.68	)%(5)	(1.95)%
Portfolio turnover rate(6)	153%		115%	141%		182%		154%	102%		166%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$76,500		$85,000	$113,000		$113,000		$156,000	$156,000		$156,000
Asset Coverage Per $1,000 (000s)	$3,003		$2,757	$3,264		$2,984		$2,709	$2,884		$2,961

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	In 2016, 0.07% of the Funds's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.53	$17.62	$16.29	$12.28	$20.88
Income from investment operations:
Net investment income/(loss)	(0.06)*	0.21 *	0.30 *	0.22 *	0.16	*
Net realized and unrealized gain/(loss) on investments	2.32	(1.14)	2.19	4.82	(7.21)
Distributions to preferred shareholders from:
Net investment income	–	–	–	–	(0.03)
Total Income/(Loss) from Investment Operations	2.26	(0.93)	2.49	5.04	(7.08)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.87)	(1.14)	(1.16)	(0.39)	(0.24)
Net realized gains	(0.29)	–	–	–	(0.48)
Tax return of capital	–	(0.02)	–	(0.64)	(0.80)
Total Distributions to Common Shareholders	(1.16)	(1.16)	(1.16)	(1.03)	(1.52)

Net asset value - end of period	$16.63	$15.53	$17.62	$16.29	$12.28
Market price - end of period	$14.70	$13.09	$15.37	$14.33	$9.77

Total Investment Return - Net Asset Value:(1)	16.90%	(4.08)%	17.05%	43.62%	(34.55)%
Total Investment Return - Market Price:(1)	22.60%	(7.32)%	16.07%	58.80%	(39.60)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$296,710	$277,061	$314,355	$290,577	$219,059
Ratios to average net assets attributable to common shareholders:
Total expenses	3.67%	3.43%	3.23%	3.57%	3.81	%(2)
Total expenses excluding interest expense and dividends on short sales expense	2.35%	2.18%	2.10%	2.25%	2.26	%(2)
Net investment income/(loss)	(0.37)%	1.34%	1.87%	1.43%	0.95	%(2)
Preferred share dividends	N/A	N/A	N/A	N/A	0.20%
Portfolio turnover rate	250%	183%	173%	116%	207%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$147,000	$147,000	$147,000	$147,000	$98,200
Asset Coverage Per $1,000 (000s)	$3,018	$2,885	$3,138	$2,977	$3,231

*	Based on average shares outstanding.
(1)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.
(2)	Ratios do not reflect dividend payments to preferred shareholders.

THE OFFER

Terms of the Offer

The Fund is issuing to Record Date Shareholders Rights to subscribe for additional common shares. Each Record Date Shareholder is being issued one transferable Right for each common share owned on the Record Date. The Offer entitles the holder to acquire at the Subscription Price one common share for each five Rights held, rounded up to the nearest number of Rights evenly divisible by five. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, common shares may be purchased only pursuant to the exercise of Rights in integral multiples of five.

In the case of common shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by five) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on ____________, 2019, a written representation to the number of Rights required for such rounding.

Rights may be exercised at any time during the period (the “Subscription Period”), which commences on ____________, 2019, and ends at 5:00 p.m., Eastern Time, on ____________, 2019, unless extended by the Fund. See “Expiration of the Offer.”

If all of the Rights are exercised in the Primary Subscription, the Fund will experience a 20% increase in common shares outstanding.

In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him is entitled to subscribe for common shares available for over-subscription (the “Over-Subscription Shares”) that were not otherwise subscribed for by other Rights holders on the Primary Subscription.

Only those Record Date Shareholders who fully exercised all Rights initially issued to them and only on the basis of their Record Date holdings will be permitted to subscribe for any unsubscribed Over-Subscription Shares. This privilege will be referred to in this Prospectus as the “Over-Subscription Privilege.”

For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose common shares are held of record by Cede, nominee for DTC, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Common shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under “Over-Subscription Privilege.” Rights acquired in the secondary market may not participate in the Over-Subscription Privilege.

The method by which Rights may be exercised and common shares paid for is set forth below in “Method of Exercising Rights” and “Payment for Shares.” A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See “Payment for Shares” below. Common shares issued pursuant to an exercise of Rights will be listed on the NYSE American. Common shares issued in connection with the Offer will not be evidenced by share certificates.

For purposes of determining the maximum number of common shares that may be acquired pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE American. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE American will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE American trading day prior to the Expiration Date due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any common shares in the Over-Subscription Privilege, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the Over-Subscription (the “Over-Subscription”). Trading of the Rights on the NYSE American will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter, will be conducted on a regular way basis until and including the last NYSE American trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Shares will begin trading ex-Rights two Business Days prior to the Record Date.

Nominees who hold the Fund’s common shares for the account of others, such as banks, broker-dealers, or depositories for securities, should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the Over-Subscription Privilege. If the beneficial owner so instructs, the nominee will complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

The Fund will not be issuing share certificates for the common shares issued pursuant to this Offer. Issuance of common shares will be made electronically via book entry by DST, the Fund’s transfer agent.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL OFFERINGS, INCLUDING RIGHTS OFFERINGS, FROM TIME TO TIME FOR A NUMBER OF COMMON SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THE OFFER.

Purpose of the Offer

The Board has determined, after consultation with the Investment Adviser, that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise without having to reduce existing Fund holdings. In making this determination, the Board considered a number of factors, including potential benefits and costs. The Offer seeks to give existing shareholders the right to purchase additional common shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to Common Shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund.

The Investment Adviser will benefit from the Offer because the Investment Adviser’s fee is based on the average daily total assets of the Fund. See “Management of the Fund.” It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming all Rights are exercised at the estimated Subscription Price of $____ and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately $__________ (____%). In determining that the Offer was in the best interest of shareholders, the Board was cognizant of this benefit.

This is the Fund’s first rights offering. Although the Fund has no present intention to do so, the Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Pursuant to applicable law, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the Board that such offering would result in a net benefit to existing shareholders. There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful or that the level of trading Shares on the NYSE American will increase.

Over-Subscription Privilege

The Board has the right in its absolute discretion to eliminate the Over-Subscription Privilege if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the seventh day following the Expiration Date. If the Over-Subscription Privilege is not eliminated, it will operate as set forth below.

Rights holders who are Record Date Shareholders are entitled to subscribe for additional common shares at the same Subscription Price pursuant to the Over-Subscription Privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares that were not purchased by other Rights holders at the same Subscription Price. If enough Primary Subscription Shares are available, all such requests will be honored in full. If the requests for Primary Subscription Shares exceed the Over-Subscription Shares available, the available Over-Subscription Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment.

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many common shares they are willing to acquire pursuant to the Over-Subscription Privilege. Rights acquired in the secondary market may not participate in the Over-Subscription Privilege.

To the extent sufficient common shares are not available to fulfill all Over-Subscription requests, the Excess Shares will be allocated pro-rata among those Record Date Shareholders who over-subscribe based on the number of the common shares owned on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of common shares available for Over-Subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows: (shareholder’s Record Date share position divided by total record date position of all over-subscribers) multiplied by Excess Shares remaining.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of common shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder Over-Subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the Over-Subscription Privilege.

The Fund will not offer or sell any common shares that are not subscribed for during the Subscription Period and remain unsubscribed for pursuant to the Over-Subscription Privilege.

The Subscription Price

The Subscription Price will be determined based upon a formula equal to 85% of the reported net asset value or 95% of the market price per common share, whichever is higher on the Expiration Date. Market price per common share will be determined based on the average of the last reported sales prices of a common share on the NYSE American for the five trading days preceding the Expiration Date (not including sales price on the Expiration Date). Based on reported net asset value and market price per common share as of ____________, 2019, the Subscription Price would be $______ (the “estimated Subscription Price”).

Because the expiration date of the subscription period will be ____________, 2019 (unless the Fund extends the Subscription Period), Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the common shares subscribed for pursuant to the Primary Subscription (i.e., the Rights to acquire new common shares during the Subscription Period) and, if eligible, any additional common shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $33.65 per common share (the “estimated Subscription Price”) and, except in limited circumstances, will not be able to rescind their subscription.

The Fund announced the Offer on May 20, 2019. The net asset value per common share at the close of business on ____________, 2019 was $______. The last reported sale price of a common share on the NYSE American on that date was $______, representing a ____% premium in relation to the then current net asset value per common share and in relation to the estimated Subscription Price.

Common shares of the Fund, as a closed-end fund, can trade at a discount to net asset value. Upon expiration of the Offer, common shares may be issued at a price below net asset value per share.

Sales by Subscription Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before ______, 2019, the fifth Business Day before the Expiration Date. Upon the timely receipt of the appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new common share or (ii) attributable to shareholders whose record addresses are outside the United States or who have an APO or FPO address.

If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent.

The Subscription Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fifth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming Rights holders. Proceeds from those sales will be held by the Fund’s transfer agent, for the account of the nonclaiming Rights holder until the proceeds are either claimed or escheated. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights.

Common Shareholders are urged to obtain a recent trading price for the Rights on the NYSE American from their broker, bank, financial advisor or the financial press.

Method of Transferring Rights

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before ______, 2019, five Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any common shares in the Over-Subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the Over-Subscription.

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least five Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Offer may be effected through, the facilities of DTC.

Expiration of the Offer

The Offer will expire at 5:00 p.m., Eastern Time, on ____________, 2019, unless extended by the Fund (the “Expiration Date”). Rights will expire on the Expiration Date and thereafter may not be exercised.

Subscription Agent

The Subscription Agent is Computershare Trust Company, N.A. The Subscription Agent will receive from the Fund an amount estimated to be $115,000, comprised of the fee for its services and the reimbursement for certain expenses related to the Offer.

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, GEORGESON LLC, TOLL-FREE AT 1-800-509-0983 OR BY WRITTEN REQUEST TO: GEORGESON LLC, 1290 AVENUE OF THE AMERICAS, 9TH FLOOR, NEW YORK, NY 10104. HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Method of Exercising Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m. Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Subscription Agent at the following addresses:

If By Mail:	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011

If By Overnight Courier:	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 150 Royall Street, Suite V Canton, MA 02021

Payment for Shares

Holders of Rights who acquire common shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1)	A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern Time, on the Expiration Date, the Subscription Agent has received a written notice of guaranteed delivery from a bank, a trust company, or an NYSE American member, guaranteeing delivery of: (i) payment for the common shares subscribed for in the Primary Subscription and additional common shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the estimated Subscription Price of $______ per common share, and (ii) a properly completed and executed Subscription Certificate.

The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the second Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by email transmission to canoticeofguarantee@computershare.com.

(2)	Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a personal check drawn upon a U.S. bank payable to the Rights Agent. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., Eastern Time, on the Expiration Date. The Subscription Agent will deposit all checks received by it prior to the Expiration Date into a segregated account pending proration and distribution of the common shares issued pursuant to the Offer. The Subscription Agent will not accept cash as a means of payment for common shares issued pursuant to the Offer.

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY PERSONAL CHECK DRAWN UPON A U.S. BANK, MUST BE PAYABLE TO THE RIGHTS AGENT, COMPUTERSHARE TRUST COMPANY N.A., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of common shares that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of common shares to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by such holder is greater than the common shares he has indicated an intention to subscribe, then the Rights holder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

Any payment required from a holder of Rights must be received by the Subscription Agent by the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the second Business Day after the Expiration Date. Whichever of the two methods of payment described above is used, issuance and delivery of the common shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

Within ten Business Days following the Expiration Date, a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the common shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of common shares acquired pursuant to the Primary Subscription, (ii) the number of Excess Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per common share and total purchase price for the common shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for common shares pursuant to the Over-Subscription Privilege which the holder is not acquiring.

Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Shareholders of their Over-Subscription Privileges, will be mailed by the Subscription Agent to the holder within ten Business Days after the Expiration Date. If any Rights holder exercises its right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Rights holder will be applied by the Fund toward payment for common shares acquired pursuant to exercise of the Over-Subscription Privilege, if any.

A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

If a holder of Rights who acquires common shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for common shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of common shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the common shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed common shares and to enforce the relevant guaranty of payment.

Nominees who hold common shares for the account of others, such as brokers, dealers or depositories for securities, should notify the respective beneficial owners of the common shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers and trust companies that hold common shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in the Over-Subscription Privilege.

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but, if sent by mail, it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date. Because uncertified personal checks may take at least five Business Days or more to clear, you are strongly urged to pay, or arrange for payment, by means of a certified bank check drawn off a personal bank account. Payments by cashier’s check or money order will not be accepted.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Rights holders who have exercised their rights will have no right to rescind their subscription after receipt by the subscription agent of the completed Subscription Certificate together with payment for common shares, except as described under “Notice of net asset value decline.”

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing or by recorded telephone conversation no later than five Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such Record Date Shareholder. If the Subscription Agent has received no instruction by the fifth Business Day prior to the Expiration Date or the Fund has determined that the Offer may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder’s Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Notice of Net Asset Value Decline

In accordance with SEC regulatory requirements, the Fund has undertaken to suspend the Offer until the Fund amends this Prospectus if, after the effective date of the Fund’s registration statement relating to this Offer, the Fund’s net asset value declines more than 10% from the Fund’s net asset value as of that date. If this occurs, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of the decline and permit them to cancel their exercise of Rights.

Certain United States Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the Code, Treasury regulations promulgated thereunder (“Treasury regulations”), and other applicable authorities in effect as of the date of this Prospectus that are generally applicable to Record Date Shareholders and other Rights holders who are “United States persons” within the meaning of the Code, and does not address any foreign, state, local or other tax consequences. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial action. Record Date Shareholders and other Rights holders should consult their tax advisors regarding the tax consequences, including U.S. federal, state, local, foreign or other tax consequences, relevant to their particular circumstances.

The Fund believes that the value of a Right will not be includible in the income of a Record Date Shareholder at the time the Right is issued, and the Fund will not report to the IRS that a Record Date Shareholder has income as a result of the issuance of the Right; however, there is no guidance directly on point concerning certain aspects of the Offer. The remainder of this discussion assumes that the receipt of the Rights by Record Date Shareholders will not be a taxable event for U.S. federal income tax purposes.

The basis of a Right issued to a Record Date Shareholder will be zero, and the basis of the common share with respect to which the Right was issued (the “Old Common Share”) will remain unchanged. The Record Date Shareholder only is required to allocate the basis of the Old Common Share and the Right in proportion to their respective fair market values on the date of distribution if (i) either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Common Share on that date, or (b) the Record Date Shareholder affirmatively elects (in the manner set out in Treasury regulations) to allocate to the Right a portion of the basis of the Old Common Share and (ii) the Right does not expire unexercised in the hands of the Record Date Shareholder (i.e., the Record Date Shareholder either exercises or sells the Right following its issuance).

No loss will be recognized by a Record Date Shareholder if a Right distributed to such Record Date Shareholder expires unexercised in the hands of such Record Date Shareholder.

The basis of a Right purchased in the market will generally be its purchase price. If a Right that has been purchased in the market expires unexercised, the holder will recognize a loss equal to the basis of the Right.

Any gain or loss on the sale of a Right or, in the case of Rights purchased in the market, any loss from a Right that expires unexercised, will be a capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to Record Date Shareholders will depend on whether the Old Common Share is held as a capital asset), and will be a long-term capital gain or loss if the holding period of the Right exceeds (or is deemed to exceed) one year. The deductibility of capital losses is subject to limitation. The holding period of a Right issued to a Record Date Shareholder will include the holding period of the Old Common Share.

No gain or loss will be recognized by a Rights holder upon the exercise of a Right, and the basis of any share acquired upon exercise of the right (the “New Common Share”) will equal the sum of the basis, if any, of the Right and the subscription price for the New Common Share. When a Rights holder exercises a Right, the Rights holder’s holding period in the New Common Shares does not include the time during which the Rights holder held the unexercised Right; the holding period for the New Common Shares will begin no later than the date following the date of exercise of the Right.

You should consult a tax advisor regarding the U.S. federal tax consequences of acquiring, holding, disposing of and exercising Rights, and of allowing Rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local or foreign taxing jurisdiction.

Employee Plan Considerations

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code contain certain fiduciary responsibility and prohibited transaction provisions applicable to rights holders that are employee benefit plans subject to ERISA or Section 4915 of the Code, including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (“IRA”) (each, a “Benefit Plan” and collectively, “Benefit Plans”). Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans and other retirement plans should consult with their counsel and advisors regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

As described above, existing shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. The exercise of Rights will require the future funding of cash. See “The Offer — Subscription Price.” Benefit Plans should be aware that additional contributions of cash to the Benefit Plan necessary in order to fund the exercise of Rights may be treated as Benefit Plan contributions and, particularly when taken together with contributions previously made, may result in issues under the rules governing contributions and reductions, and give rise to possible excise taxes. For example, in the case of Benefit Plans qualified under Section 401(a) of the Code, and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code and other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to the Benefit Plan to fund the exercise of Rights should consult with their counsel prior to making such contributions. There may also be reportable distributions, and other adverse tax and ERISA consequences, if Rights are sold or transferred by a Benefit Plan. If any portion of an IRA is used as security for a loan, the portion so used could be treated as distributed to the IRA depositor, and other adverse consequences could arise.

Additional special issues may arise in the case of any Benefit Plan sponsored or maintained by the Fund or any affiliate thereof.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel and other advisors regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $________, based on the estimated Subscription Price per common share of $________, assuming all Primary Subscription Shares offered are sold and that the expenses related to the Offer estimated at approximately $305,000 are paid.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be completed or substantially completed within approximately three months.

Adverse market conditions could cause certain investments to be made after three months but no later than six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on January 25, 2005, pursuant to a Certificate of Trust governed by the laws of the state of Delaware. The Fund’s principal office is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and its telephone number is (877) 256-8445 (toll-free).

INVESTMENT OBJECTIVE AND POLICIES

General

The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will under normal circumstances invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities in both U.S. and non-U.S. markets of companies of any market capitalization. There is no assurance that the Fund will achieve its investment objective.

The Fund intends to invest primarily in a managed mix of global equity securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world. Under normal circumstances, the Fund expects to invest in securities of at least three countries (in addition to the United States). Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as ADRs, EDRs and GDRs, and ETFs. The Fund may invest up to 20% of its total assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade securities. Investments in sovereign debt may also include bonds issued by countries considered emerging markets.

The Fund will place a high priority on capital preservation and should the Fund's investment adviser believe that extraordinary conditions affecting financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook.

Investment Strategy

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will generally utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company's competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company's capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities. Clough will identify geographic areas (in particular, emerging markets) in which it intends to invest a portion of Fund assets and how much to invest in that geographic location. In addition to identifying and purchasing individual securities in these markets, Clough may purchase iShares ETFs to gain wider exposure to particular markets or regions without incurring the expense of purchasing numerous foreign securities, and thereby rely on the iShares ETFs to identify the companies in those regions in which to invest.

Under the Fund's theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

Clough may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough's recommendations and the portfolio managers' decisions are subjective.

The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

Portfolio Investments

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 10% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Fund will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds and Other Debt Securities

The Fund may invest up to 20% of its total assets in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e.,securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

The Fund's investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Investment Techniques

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Securities and Exchange Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Clough's judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities. See "Investment Objective and Policies—Investment Techniques—Options on Securities". However, even if "covered," these instruments could have the effect of leveraging the Fund's portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

 A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions, and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3% of the Fund's total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is party. Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough's valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and /or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund's assets. Cash held for securities sold by the Fund are not included in the Fund's assets when making this calculation.

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. As discussed under “Description of Capital Structure—Preferred Shares,” the Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2018 to April 30, 2019, the average amount borrowed under the Credit Agreement was $79,693,370, at an average rate of 3.38%. As of April 30, 2019, the amount of outstanding borrowings was $76,500,000, the interest rate was 3.28% and the amount of pledged collateral was $152,084,058. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	(16)%	(8)%	(1)%	7%	14%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

RISK FACTORS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Dilution

Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those shareholders. Because the Subscription Price per common share will be below the net asset value per common share on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your common shares if you do not participate in the Offer and you will experience a reduction in the net asset value per common share of your common shares whether or not you participate in the Offer. In addition, whether or not you exercise your Rights, you will experience a dilution of net asset of the common shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm). This dilution of net asset value will disproportionately affect Common Shareholders who do not exercise their Rights. The Fund cannot state precisely the extent of this dilution if you do not exercise your Rights because the Fund does not know what the net asset value per common share will be when the Offer expires, or what proportion of the Rights will be exercised.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Key Adviser Personnel Risk

The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

 Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

REIT Risk

Any investment by the Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. The Fund does not expect to invest a significant portion of its assets in REITs but does not place any investment restrictions with respect to such investments.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”), and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Leverage Risk

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of the Common Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the trustees of the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

 Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings and Common Shareholder's income from the Fund could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

•	Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

•	Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

•	Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•	Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

•	Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust.”

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

MANAGEMENT OF THE FUND

Trustees And Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Clough. There are eight Trustees of the Fund. One of the trustees is an “interested person” (as defined in the 1940 Act) of the Fund. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

Clough Capital Partners L.P., located at 53 State Street, 27th Floor, Boston, MA 02109, serves as investment adviser to the Fund.

Clough is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Clough began conducting business in 2000 and had approximately $1.8 billion under management as of May 31, 2019. Clough is a Delaware limited partnership organized on September 27, 1999.

Pursuant to the Investment Advisory Agreement, Clough has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. Clough is entitled to receive management fees of 0.90% of the average daily total assets of the Fund. A discussion regarding the basis for the Board of Trustees approving the Fund’s Investment Advisory Agreement is available in the Fund’s April 30, 2019 Semi-Annual Report to Shareholders.

Under its arrangements with other funds that it manages, Clough receives a portion of the appreciation of such funds’ portfolios. This may create an incentive for Clough to allocate attractive investment opportunities to such funds. However, Clough has procedures designed to allocate investment opportunities in a fair and equitable manner.

The following individuals are the Fund’s portfolio managers.

Charles I. Clough, Jr.

Charles I. Clough, Jr. has been active in the securities and investment business for over 50 years. His experience covers most analytical functions from research analyst to portfolio management. In January 2000, Mr. Clough founded Clough Capital Partners L.P. From 1987 through January 2000, Mr. Clough was Chief Investment Strategist at Merrill Lynch, where he was responsible for directing the global investment strategy research effort for one of the world’s largest investment firms.

Prior to his tenure at Merrill Lynch, Mr. Clough was Director of Investment Policy and Chief Strategist at Cowen & Co. Previously, he had been Director of Research and Portfolio Manager at The Boston Company, Portfolio Manager at Colonial Management Associates and Vice President and Senior Research Analyst for Donaldson, Lufkin & Jenrette and Alliance Capital Management Company. Mr. Clough serves on the boards and/or investment committees of a number of educational, hospital and charitable institutions, including the Yawkey Foundation and his alma mater, Boston College, where he currently serves as a Trustee Associate. He is also an ordained Deacon in the Roman Catholic Archdiocese of Boston and serves in that capacity at his local parish in Concord, Massachusetts. Mr. Clough graduated magna cum laude in history from Boston College and earned an MBA at the University of Chicago.

Robert Zdunczyk

Robert Zdunczyk joined Clough Capital in 2005 and currently serves as a Portfolio Manager of the firm’s closed-end mutual fund products. In addition, Rob is responsible for the trading of all fixed income securities in the Clough portfolios. He has 24 years of industry experience, including significant expertise in mortgage REITs and other income-generating equity sectors. Prior to joining Clough Capital, Mr. Zdunczyk worked at Wellington Management Company as an Assistant Vice President on the Core Bond team. Mr. Zdunczyk earned a B.A. from Boston College and an M.S. in Finance from Northeastern University.

Administrator

ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. The Administration Agreement between the Fund and ALPS provides that ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transactions expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses. ALPS is entitled to receive a monthly fee at the annual rate of 0.32% of the Fund’s average daily total assets.

Estimated Expenses

Clough and ALPS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Clough and ALPS are each obligated to pay the fees of any Trustee of the Fund who is affiliated with it. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, interest expenses, if any, portfolio transactions expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses. The fees and expenses incident to the offering and issuance of Rights and Common Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Common Shares.

The Advisory Agreement authorizes Clough to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

NET ASSET VALUE

The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. ALPS calculates the Fund’s net asset value per Common Share by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable, any borrowings and the liquidation preference of any preferred shares issued by the Fund) and less the liquidation value of any outstanding preferred shares by the total number of Common Shares outstanding. Valuations of certain securities held by the Fund may be made by a third-party pricing service.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the Exchange but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Clough to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates value unless the Board of Trustees determine that under particular circumstances such method does not result in fair value.

DISTRIBUTIONS

The Fund, acting pursuant to a Securities and Exchange Commission ("SEC") exemptive order and with the approval of the Fund's Board of Trustees (the "Board"), has adopted a plan, consistent with the Fund's investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the "Plan"). In accordance with the Plan, until July 2019, the Fund will pay monthly distributions in an annualized amount of not less than 10% of the Fund's average monthly net asset value ("NAV"). From August 2019 to July 2021, the Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund's primary investment objectives and as required by the Code. If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. The monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund's Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the 1940 Act. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining net investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed net investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. See “Distributions.”

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to Common Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the interest on any preferred shares that the Fund may issue, if ever.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Plan, in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by DST Systems, Inc. as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting DST Systems, Inc., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE American or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last Business Day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

The Fund intends to make monthly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gains, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. With respect to the quarterly distributions of net investment income described above, it may be the case that any “level load” distributions would result in a return of capital to the Common Shareholders. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will report the tax impact of its distributions to shareholders annually. See “Distributions” for a more complete description.

 Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (20%, or 15% or 0% for taxpayers at certain annual income levels). This tax treatment applies only if certain holding period requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances.

A dividend paid by the Fund to a Common Shareholder will not be treated as qualified dividend income of the Common Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (0% or 15% for individuals at certain annual income levels). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2019, 24%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust established under the laws of the state of Delaware by a Certificate of Trust dated April 27, 2004 and filed with the Secretary of State of Delaware on that date. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE American.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities and Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

The common shares are listed on the NYSE American under the symbol “GLQ” and began trading on the NYSE American on April 29, 2005. The average daily trading volume of the common shares on the NYSE American during the period from ____________, 2016 through ____________, 2019 was _______ common shares. Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded in the market at premiums in 2005, 2006 and 2018, and at discounts from net asset value per share in other years. The following table shows, for each fiscal quarter since the quarter ended January 31, 2016: (i) the high and low closing sale prices per common share, as reported on the NYSE American; (ii) the corresponding net asset values per common share; and (iii) the percentage by which the common shares traded at a premium over, or discount from, the net asset values per common share at those high and low closing prices. The Fund’s net asset value per common share is determined on a daily basis.

Quarter Ended		Market Price		Net Asset Value at		Market Premium (Discount) to net Asset Value at
		High	Low	Market High	Market Low	Market High	Market Low
2019	April 30	$13.30	$12.21	$13.89	$13.20	-4.25%	-7.50%
	January 31	$13.85	$9.96	$13.86	$11.39	-0.07%	-12.58%
2018	October 31	$15.43	$13.20	$15.33	$13.30	0.65%	-0.75%
	July 31	$14.96	$13.36	$15.59	$14.48	-4.04%	-7.73%
	April 30	$14.20	$13.02	$15.60	$14.31	-8.97%	-9.01%
	January 31	$14.29	$12.97	$15.55	$14.40	-8.10%	-9.93%
2017	October 31	$13.79	$12.99	$14.42	$14.16	-4.37%	-8.26%
	July 31	$13.35	$12.35	$14.10	$13.61	-5.32%	-9.26%
	April 30	$12.86	$11.64	$13.70	$12.79	-6.13%	-8.99%
	January 31	$11.64	$10.42	$12.69	$12.55	-8.27%	-16.97%
2016	October 31	$11.74	$10.55	$13.82	$12.81	-15.05%	-17.64%
	July 31	$11.16	$10.24	$13.30	$12.40	-16.09%	-17.42%
	April 30	$11.05	$10.12	$13.25	$12.30	-16.60%	-17.72%
	January 31	$13.00	$10.43	$15.05	$13.05	-13.62%	-20.08%

On ____________, 2019, the net asset value per common share was $______, trading prices ranged between $______ and $______ (representing a discount and premium to net asset value of ____% and ____%, respectively) and the closing price per common share was $______ (representing a premium to net asset value of ____%).

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the “preferred shares”), having no par value, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as predetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, if and when issued, shall be entitled to elect two of the Fund’s Trustees, voting as a class. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the rating agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.

The Fund may seek a AAA credit rating for any preferred shares from a rating agency. The Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Credit Rating Tests for preferred shares might include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to preferred shares. No assurance can be given that the guidelines actually imposed with respect to preferred shares by a rating agency will be more or less restrictive than as described in this prospectus.

 Credit Facility

The Fund uses leverages through borrowings. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed) as of the closing of the offer and sale of the Common Shares offered hereby. Such borrowings constitute financial leverage.

A credit facility may contain covenants that, among other things, will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act.

The Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between the Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow funds from BNP. The Fund is currently borrowing the maximum commitment covered by the Agreement. The Fund entered into a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between the Fund, the Fund’s custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance.

As of April 30, 2019, the outstanding borrowings for the Fund were $76,500,000. The interest rate applicable to the borrowings of the Fund on April 30, 2019 was 3.28%.

The Fund and BNP have also entered into an agreement (the “Lending Agreement”) pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. The Fund receives income from BNP based on the value of the Lent Securities. BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. However, if the Fund recalls any of the Lent Securities, BNP is required to return those securities or equivalent security to the Fund’s custodian, to the extent commercially possible, no later than three Business Days after such request.

Repurchase of Shares And Other Discount Measures

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Trustees has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions. The Board of Trustees, in consultation with Clough and ALPS, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Board of Trustees, in consultation with Clough, from time to time may review possible actions to reduce any such discount.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

The Fund’s Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period) or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the Securities and Exchange Commission applicable to open-end management investment companies, including the limitation that open-end management investment companies invest no more than 15% in illiquid securities. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE American or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

 CUSTODIAN AND TRANSFER AGENT

State Street Bank & Trust Company is the custodian of the Fund and maintains custody of the securities and cash of the Fund. ALPS maintains the Fund’s general ledger and computes net asset value per share daily.

DST serves as the transfer agent of the Fund.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP.

REPORTS TO SHAREHOLDERS

The Fund sends to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling ____________.

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about the Fund’s privacy policies call (877) 256-8445 (toll-free).

 Until _____________, 2019 (25 days after the date of this prospectus) all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to unsold allotments or subscriptions.

Clough Global Equity Fund

Common Shares of Beneficial Interest Issuable Upon Exercise of Rights to Subscribe for Such Shares

_______ per share

PROSPECTUS

______________, 2019

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION; DATED ______________, 2019

STATEMENT OF ADDITIONAL INFORMATION
____, 2019

Clough Global Equity Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(877) 256-8445

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the Clough Global Equity Fund (the “Fund”), dated _____, 2019, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (877) 256-8445.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

The Fund is a diversified closed-end investment management company registered under the Investment Company Act of 1940, as amended. It invests in a managed mix of equity and debt securities. The Fund’s investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will under normal circumstances, invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities in both U.S. and non-U.S. markets of companies of any market capitalization.

Primary investment strategies are described in the prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Clough may, but is not required to, buy any of the following instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund’s investment objectives.

Derivative Instruments

Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before than can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter (“OTC”) derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if Clough determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if Clough intends to acquire the security. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

Corporate Bonds And Other Debt Securities

The Fund may invest in corporate bonds, including below investment grade quality bonds, commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Clough seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Clough’s research and analysis when investing in Non-Investment Grade Bonds. Clough seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Clough does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Clough downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Clough may consider such factors as Clough’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

Investment Restrictions

Fundamental Restrictions. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2)	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

(5)	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

(8)	Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries.

Nonfundamental Restriction. The Fund has adopted the following nonfundamental investment policy which may be changed by the Board of Trustees without approval of the Fund’s shareholders. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by Clough if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Temporary Borrowings

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. “GLV” refers to Clough Global Dividend and Income Fund, “GLQ” refers to Clough Global Equity Fund and “GLO” refers to Clough Global Opportunities Fund. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past Five Years
Non-Interested Trustees
Robert L. Butler Chairman 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2021 GLQ: 2019 GLO: 2020	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years’ experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization.	3	None
Adam D. Crescenzi 1942	Vice-Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2020 GLQ: 2021 GLO: 2019	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms and has served as a director of both public and private corporations. Currently, he advises businesses and non- profit organizations on issues of strategy, marketing, and governance. He serves as Chairman of the Board of Governors for The Founders Fund, Inc. and is a Trustee and Governor of the Naples Botanical Garden.	3	None
Karen DiGravio 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2021 GLQ: 2019 GLO: 2020	Ms. DiGravio was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management. Thereafter, she served as a member of the Westfield Advisory Board until 2015. Ms. DiGravio is co-chair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council.	3	None

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past Five Years
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2020 GLQ: 2021 GLO: 2019	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. In addition, Mr. Rutledge served as a Director of the University of Colorado Hospital from 2008-2016.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2019 GLQ: 2020 GLO: 2021	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Clifford J. Weber 1963	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2019 GLQ: 2020 GLO: 2021	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015.	4	Mr. Weber is currently a Trustee of Clough Funds Trust, Janus Detroit Street Trust, Clayton Street Trust, and Global-X Funds.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past Five Years
Interested Trustees[4]
Edmund J. Burke[5] 1961	Trustee	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2019 GLQ: 2020 GLO: 2021 President: GLV: 2004 GLQ: 2005 GLO: 2006	Retired. Formerly, Chief Executive Officer and President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (2001-2019), and Director of ALPS Distributors, Inc. (2000-2019), ALPS Fund Services, Inc., (2000-2019) and ALPS Portfolio Solutions Distributor, Inc. (2013-2019). Mr. Burke also served as a Director of Boston Financial Data Services (2013-2019). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.	5

Mr. Burke is also Trustee of Financial Investors Trust, Trustee of Clough Funds Trust, a Trustee of the Liberty All-Star Equity Fund, Trustee, Director of the Liberty All-Star Growth Fund, Inc., and Trustee of ALPS ETF

Trust.

Kevin McNally[6] 1969 Clough Capital Partners L.P. 53 State Street 27th Floor Boston, MA 02109	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2021 GLQ: 2019 GLO: 2020	Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed- End Funds at ALPS Fund Services, Inc. from 2003 to 2014. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.	4	Mr. McNally is also Trustee of Clough Funds Trust.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past Five Years
Officers
Bradley Swenson 1972	President	Officer since[7] GLV: 2019 GLQ: 2019 GLO: 2019	Mr. Swenson joined ALPS in 2004 and has served as the Chief Operating Officer of ALPS Fund Services, Inc. since 2015. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies including, but not limited to, the SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, SPDR Dow Jones Industrial Average ETF Trust, Powershares QQQ Trust, Reaves Utility Income Trust, Financial Investors Trust, and the Liberty All-Star Funds. Mr. Swenson graduated from the University of Minnesota with a B.S. in Accounting and is registered with FINRA, holding a Series 6, 26 and 27.	N/A	N/A

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past Five Years
Lucas Foss 1977	Chief Compliance Officer (“CCO”)	Officer since[7] GLV: 2018 GLQ: 2018 GLO: 2018

Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015.

Previous to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.

				N/A	N/A
Jill Kerschen 1975	Treasurer	Officer since[7] GLV: 2017 GLQ: 2017 GLO: 2017	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller. She currently serves as Treasurer of Reaves Utility Income Fund, RiverNorth Opportunities Fund, Inc. and Clough Funds Trust.	N/A	N/A
Sareena Khwaja-Dixon 1980	Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Funds Trust and Assistant Secretary of Financial Investors Trust.	N/A	N/A

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past Five Years
Jennifer A. Craig 1973	Assistant Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is also Assistant Secretary of Financial Investors Trust, ALPS Series Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Clough Funds Trust.	N/A	N/A

1	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

2	GLV commenced operations July 28, 2004, GLQ commenced operations April 27, 2005, and GLO commenced operations April 25, 2006.

3	The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Weber, Mr. McNally and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust. The Fund Complex for Mr. Weber and Mr. McNally consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Clough Global Long-Short Fund, a series of Clough Funds Trust.

4	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.

5	Mr. Burke is considered to be an “Interested Trustee” because he served as President of the Fund until June 2019.

6	Mr. McNally is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as the Fund’s investment adviser.

7	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Beneficial Ownership of GLQ Common Shares by each Trustee

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for the entire Family of Investment Companies overseen by each Trustee.

Independent Trustee	Dollar Range[1] of Equity Securities Held in GLQ	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies
Robert L. Butler	$10,001-$50,000	$50,001-$100,000
Adam D. Crescenzi	$0	$1-$10,000
Jerry G. Rutledge	$0	$0
Vincent W. Versaci	$10,001-$50,000	$10,001-$50,000
Karen DiGravio	$0	$0
Clifford J. Weber	$10,001-$50,000	$10,001-$50,000
Interested Trustee
Edmund J. Burke	$0	$0
Kevin McNally	$0	$0

(1)	This information has been furnished by each Trustee of December 31, 2018. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2)	Ownership amount constitutes less than 1% of the total shares outstanding.

(3)	The Funds in the family of investment companies for all Trustees, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough Funds Trust.

Trustee Transactions with Fund Affiliates

As of March 31, 2019, none of the independent trustees, meaning those Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and are independent under the NYSE American LLC’s (“NYSE American”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in Clough or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser, other than investments in the Fund and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate of the Investment Adviser was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2018. Trustees and Officers of the Funds who are employed by ALPS or Clough receive no compensation or expense reimbursement from the Fund.

Compensation Table for the Fiscal Year Ended October 31, 2018.

Name of Trustee	Clough Global Equity Fund	Total Compensation Paid From the Fund Complex[1]
Robert L. Butler	$24,000	$72,000
Adam D. Crescenzi	$20,000	$60,000
Jerry G. Rutledge	$20,000	$60,314
Vincent W. Versaci	$20,000	$60,000
Karen DiGravio	$22,000	$66,000
Clifford J. Weber	$20,000	$86,000

(1)  The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Weber, Mr. McNally and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust. The Fund Complex for Mr. Weber and Mr. McNally consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Clough Global Long-Short Fund, a series of Clough Funds Trust.

The Fund pays compensation to the Chairman of the Board (the “Chairman”) and each Independent Trustee who is not affiliated with ALPS or Clough or their affiliates. The Independent Trustees receive from the Fund an annual retainer of $14,000 per year plus $1,500 per Board meeting attended. The Chairman receives from the Fund an annual retainer of $16,800 per year plus $1,800 per Board meeting attended. The Audit Committee Chairman receives from the Fund an annual retainer of $15,400 per year plus $1,650 per Board meeting attended. For each telephonic Board meeting attended to the following: (i) $500 for each Independent Trustee; (ii) $600 for the Chairman; and (iii) $550 for the Chairman of the Audit Committee. The Independent Trustees do not receive any additional fees for in-person or telephonic committee meetings. The Chairman, Audit Committee Chairman and each Independent Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings are also paid for by the Fund.

During the fiscal year ended October 31, 2018, the Board of the Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any committee of which he/she is a member.

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted his/her consideration as a Trustee to the Board of Trustees of the Fund, which is registered as an individual investment company under the 1940 Act.

Robert L. Butler – Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984, Mr. Butler was a Vice-President of the National Association of Securities Dealers (currently Financial Industry Regulatory Authority). Mr. Butler has served as Trustee since the Fund’s inception and as Chairman of the Board for the Fund since 2006. Mr. Butler has also served as a member of the Audit Committee and Governance and Nominating Committee during his tenure as a Trustee for the Fund. In addition, since being appointed to the Board, Mr. Butler has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. The Board of Trustees, in its judgment of Mr. Butler’s professional experience in the financial services industry, including extensive involvement with international investing and as a trustee of closed-end investment companies, believes Mr. Butler contributes a diverse perspective to the Board.

Adam D. Crescenzi – Mr. Crescenzi is currently founding partner of Simply Tuscan Imports LLC and he advises businesses and non-profit organizations on issues of strategy, marketing, and governance. He serves as a Chairman of the Board of Governors for The Founders Fund, Inc., and is a Trustee and Governor of the Naples Botanical Gardens and the Club Pelican Bay Founders Fund. Mr. Crescenzi graduated from the Greater Naples Leadership program in 2014. He previously served as a Trustee of Dean College from 2003 to 2015. He has been a founding partner and investor of several start-up technology and service firms, such as Telos Partners, a strategic business advisory firm, Creative Realties, Inc. a creative arts technology firm, and ICEX, Inc., whose principal business is web-based corporate exchange forums. Prior to being involved in multiple corporate start-ups, Mr. Crescenzi retired from CSC Index as Executive Vice-President of Management Consulting Services. During his career, Mr. Crescenzi has also served with various philanthropic organizations such as the Boston College McMullen Museum of Arts. Mr. Crescenzi has served as Trustee since the Fund’s inception. Mr. Crescenzi has also served as a member of the Audit Committee and Governance and Nominating Committee during his tenure as a Trustee for the Fund. Mr. Crescenzi has served as Chairman of the Governance and Nominating Committee for the Fund since 2006. In addition, since being appointed to the Board, Mr. Crescenzi has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. The Board of Trustees, in its judgment of Mr. Crescenzi’s professional experience with emergent businesses, strategic consulting and as a trustee of closed-end investment companies, believes Mr. Crescenzi contributes a diverse perspective to the Board.

Jerry G. Rutledge – Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business that has operated for over 40 years. As a recognized community leader in the state of Colorado, Mr. Rutledge was elected as a Regent at the University of Colorado in 1994 and retired in 2007. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital and is a Trustee of Financial Investors Trust, an open-end investment company, and the Principal Real Estate Income Fund, a closed-end investment company. Mr. Rutledge also served as a Director of the American National Bank until 2009. Mr. Rutledge has served as Trustee since the Fund’s inception. Mr. Rutledge has also served as a member of the Audit Committee and Governance and Nominating Committee during his tenure as a Trustee for the Fund. Mr. Rutledge has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. The Board of Trustees, in its judgment of Mr. Rutledge’s leadership, long-term professional success in operating a business in a competitive industry and as a trustee of closed-end investment companies, believes Mr. Rutledge contributes a diverse perspective to the Board.

Hon. Vincent W. Versaci – Judge Versaci has served as a Judge and Supreme Court Justice in the State of New York since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate's Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts. Judge Versaci has served as a member of the Fund’s Audit Committee, Governance and Nominating Committee and as a Trustee since March 2013. In addition, since being appointed to the Board, Judge Versaci has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. The Board of Trustees, in its judgment of Judge Versaci’s professional experience as a reputable attorney and judge, believes Judge Versaci contributes a diverse perspective to the Board.

Karen DiGravio – Ms. DiGravio has over 21 years of industry experience focused on finance, accounting, compliance and risk management in the asset management industry. Most recently, she was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management, a Boston based asset manager with over $12 Billion in assets under management. She was also a member of the Westfield Advisory Board. While at Westfield, Ms. DiGravio led the finance, accounting and compliance functions and chaired the firm’s Operating and Risk Management Committee. A 1991 graduate of Connecticut College, Ms. DiGravio is co-chair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council. She received her MBA in General Management from the Boston University School of Management in 1997. Ms. DiGravio has served as a member of the Fund’s Audit Committee and Governing and Nominating Committee and as a Trustee since August 2017. In addition, Ms. DiGravio has served as the Audit Committee Financial Expert and Chair of the Fund’s Audit Committee during her tenure as a Trustee of the Fund.

Clifford J. Weber – Mr. Weber has more than 25 years of experience in the financial markets where he has successfully led businesses and created products in exchange-traded funds (ETFs) and listed derivatives. His areas of expertise include trading markets and derivatives regulation. He currently provides consulting services to the financial industry and serves as an independent trustee of certain mutual funds, ETFs and variable annuity trusts. From 2013 to 2015 he was Executive Vice President of Global Index and Exchange Traded Products at the NYSE, and Executive Vice President, Head of Strategy and Product Development at NYSE Liffe from 2008 to 2013. Prior to that, Mr. Weber spent 18 years at the American Stock Exchange (US) where he was instrumental in the development of the Amex’s dominant ETF business, running that business from 2000-2008, and the Amex’s Closed-End Fund business. He received a B.A. degree in Biochemistry from Dartmouth College, and an M.S.E. degree in Systems, with a concentration in Operations Research, from the University of Pennsylvania. He has been featured in numerous media publications and financial shows, has been published in various financial publications, and is co-author of “Equity Flex Options: The Financial Engineer’s Most Versatile Tool.” He is a named inventor on eighteen issued patents, and on three patent applications currently pending – all in the field of financial innovation. Mr. Weber has served as a member of the Fund’s Audit Committee and Governance and Nominating Committee and as a Trustee since August 2017.

 Edmund J. Burke – Mr. Burke joined ALPS in 1991 and served as the Chief Executive Officer and President of ALPS Holdings, Inc. President and Director of ALPS Advisors, Inc., and a Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. These organizations specialize in the day-to-day operations associated with both open- and closed-end investment companies, exchange traded funds and hedge funds. Mr. Burke retired from ALPS in June 2019. In addition, Mr. Burke is also currently Trustee of the Financial Investors Trust, an open-end investment company, Trustee of Clough Funds Trust, an open-end investment company, and Trustee of the Liberty All-Star Equity Fund and Director of the Liberty All-Star Growth Fund, Inc., each a closed-end investment company. Additionally, Mr. Burke has served as Trustee for the Fund since 2006 and as an interested trustee he does not serve as a member of the Audit and Governance and Nominating Committees. In addition, since being appointed to the Board, Mr. Burke has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. The Board of Trustees, in its judgment of Mr. Burke’s long-term professional experience with operational requirements and obligations in operating closed-end investment companies and as a trustee of closed-end investment companies, believes Mr. Burke contributes a diverse perspective to the Board.

Kevin McNally – Mr. McNally was elected a Trustee by the Board of Trustees to replace James E. Canty on April 30, 2017. He is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. He has over 25 years of industry experience focusing almost exclusively on closed-end funds. Prior to joining Clough in 2014, he served as the Director of Closed-End Funds at ALPS from 2003 to 2014, where he was instrumental in launching approximately $13 billion in total assets of CEFs, including the three Clough CEFs. Prior to that, Mr. McNally was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. He has been quoted in The Wall Street Journal, Barrons, and several other publications and has also appeared on TV as a closed-end fund and ETF expert. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998. Mr. McNally has served as Trustee for the Fund since 2017 and as an interested trustee he does not serve as a member of the Audit and Governance and Nominating Committees.

Leadership Structure of the Board of Trustees

The Board, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, has appointed an Independent Trustee as Chairman of the Board whose role is to preside at all meetings of the Board. The Board has also appointed an Independent Trustee as Vice-Chairman of the Fund. The Chairman is involved, at his discretion, in the preparation of the agendas for the Board meetings. In between meetings of the Board, the Chairman may act as liaison between the Board and the Fund’s officers, attorneys and various other service providers, including but not limited to, the Fund’s investment adviser, administrator and other such third parties servicing the Fund. The Chairman may also perform other functions as may be delegated by the Board from time to time. The Board believes that the use of an Independent Trustee as Chairman is the appropriate leadership structure for mitigating potential conflicts of interest associated with appointing an Interested Trustee as chairman and facilitates the ability to maintain a robust culture of compliance. The Board has three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Governance and Nominating Committee; and the Executive Committee. The Audit Committee and Governance and Nominating Committee are each chaired by, and composed of, members who are Independent Trustees. The Executive Committee consists of two Interested Trustees and one Independent Trustee.

Oversight of Risk Management

The Fund, by the nature of its business, is confronted with various risks such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risks that may affect the Fund can be known, eliminated or mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its investment strategies.

However, as required under the 1940 Act, the Board has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board implements its oversight role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that: (i) evaluate the operation of the Fund service providers; (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report and; (iii) disclose any material compliance matter that occurred since the date of the last CCO report. In addition, the Chairman and the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Chairman and the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas or responsibility between the full Board, its various committees and certain officers of the Fund. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their responsibilities. As discussed above and in consideration of other factors not referenced herein, the function of the Board with respect to its leadership role concerning risk management is one of oversight and not active management or coordination of the Fund day-to-day risk management activities.

The role of the Fund Audit Committee is to assist the Board in its oversight of: (i) the quality and integrity of Fund financial statements, reporting process and the independent registered public accounting firm (the “independent accountant”) and reviews thereof; (ii) the Fund accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent accountant’s qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to an Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Audit Committee on December 21, 2018. The Audit Charter is available at the Fund website. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control and the Fund’s independent accountant is responsible for planning and carrying out proper audits and reviews. The independent accountant is ultimately accountable to the Fund’s Board and Audit Committee, as representatives of the Fund shareholders. The independent accountant for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 21, 2018, the Audit Committee reviewed and discussed with management of the Fund and the independent registered public accounting firm, Cohen & Company, Ltd. (“Cohen”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2018, and discussed the audit of such financial statements with the independent registered public accounting firm (“independent accountant”).

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by the Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16 Communications with Audit Committees. The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Audit Committee

The Audit Committee met two times during the fiscal year ended October 31, 2018. The Audit Committee is composed of six Independent Trustees, namely Ms. DiGravio and Messrs. Butler, Crescenzi, Rutledge, Weber and Judge Versaci. None of the members of the Audit Committee are “interested persons” of the Funds.

Based on the findings of the Audit Committee, the Audit Committee has determined that Ms. Karen DiGravio is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE American listing standards. Ms. DiGravio serves as the Chairman of the Audit Committee for the Fund.

Governance and Nominating Committee

The Fund’s Board has a Governance and Nominating Committee composed of six Independent Trustees as the term is defined by the NYSE American listing standards, namely Ms. DiGravio and Messrs. Butler, Crescenzi, Rutledge, Weber and Judge Versaci. None of the members of the Governance and Nominating Committee are “interested persons” of the Funds. The Governance and Nominating Committee operates pursuant to a Governance and Nominating Committee Charter that was most recently reviewed and approved by the Governance and Nominating Committee on October 10, 2018. The Governance and Nominating Committee Charter is available at the Fund website, The Governance and Nominating Committee met two times during the fiscal year ended October 31, 2018. The Governance and Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members and officers of the Funds in the event that a position is vacated or created. Mr. Crescenzi serves as Chairman of the Governance and Nominating Committee of the Fund.

When such vacancies or creations occur, the Governance and Nominating Committee will consider Trustee candidates recommended by a variety of sources to include the Fund’s respective shareholders. The Governance and Nominating Committee has a diversity policy. In considering Trustee candidates, the Governance and Nominating Committee will take into consideration the interest of shareholders, the needs of the Board and the Trustee candidate’s qualifications, which include but are not limited to, the diversity of the individual’s professional experience, education, individual qualification or skills.

Shareholders may submit for the Governance and Nominating Committee’s consideration recommendations regarding potential independent Board member nominees. The Governance and Nominating Committee Charter (which is available at www.cloughglobal.com) includes Independent Trustee qualifications and criteria that the Governance and Nominating Committee will assess in determining whether it will consider a shareholder’s submission. In addition, the By-Laws of the Fund contain detailed requirements regarding qualifications for Independent Trustees and information that must be included with any nomination for Independent Trustee or shareholder proposal.

Charter and By-Laws:

The following are some of the requirements and criteria in the Governance and Nominating Committee Charter and By-Laws:

(a)	The nominee must satisfy all qualifications provided under the Governance and Nominating Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)	The nominee may not be an executive officer, Trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)	The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Governance and Nominating Committee.

The following is a summary of requirements in the Funds’ By-Laws that must be provided to a Fund regarding the shareholder or shareholder group submitting a proposed nominee and that will be considered by the Governance and Nominating Committee:

(a)	Information on the proposed nominee, including name, address, age and occupation.

(b)	Information on shares owned beneficially and of record.

(c)	Descriptions of any agreements, arrangements, or understandings (including profit interest or options) involving the Proposed Nominee and any other shareholder of record or beneficially.

(d)	A description of all commercial and business relationships and all transactions the Proposed Nominee has had with any other shareholder of record or beneficially.

(e)	A representation that the Proposed Nominee will qualify as a non-interested Trustee under Section 2(a)(19) of the Investment Company Act of 1940 and rules thereunder.

(f)	A representation that the Proposed Nominee meets the Trustee Qualifications set forth on Article III of the Fund’s By-laws.

(g)	Such other information requested by the Governance and Nominating Committee required to be disclosed in a proxy statement.

(h)	Written consent of the Proposed Nominee to being named a nominee and to serving as a Trustee.

(i)	A certificate that the Proposed Nominee will not become a party to any agreement, arrangement or understanding not disclosed to the Trust.

The nominee must provide to the Governance and Nominating Committee all information requested by the Governance and Nominating Committee that is related to the requirements and criteria in the Governance and Nominating Charter and By- Laws.

Executive Committee

The Executive Committee meets periodically to take action, as authorized by the Board, if the Board cannot meet. Members of the Executive Committee are currently Messrs. Burke, Butler and McNally. During the fiscal year ended October 31, 2018, the Fund’s Executive Committee met one time.

Compensation Committee

The Fund does not have a compensation committee.

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the Funds’ Annual Meeting of Shareholders held in 2018.

CODE OF ETHICS

Clough and the Fund have each adopted a code of ethics governing personal securities transactions. Under Clough’s code of ethics, Clough employees may purchase and sell securities (including securities held or eligible for purchase by the Fund), subject to certain pre-clearance and reporting requirements and other procedures. The Fund’s code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. However, the Fund’s code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

 The codes of ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic mail at info@sec.gov.

PROXY VOTING POLICY

The Fund has delegated to Clough the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility, the Board of Trustees reviewed and approved the policies and procedures adopted by Clough. These include the procedures that Clough follows when a vote presents a conflict between the interests of the Fund and its shareholders and Clough, its affiliates, its other clients, or other persons. Clough’s proxy voting guidelines and procedures applicable to the Fund are included in this Statement of Additional Information as Appendix A-1.

INVESTMENT ADVISORY AND OTHER SERVICES

Clough has been managing assets of private investment vehicles since 2000. Clough maintains a staff of experienced investment professionals to service the needs of its clients.

Except as provided in the Administration Agreement, the Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Clough under the Advisory Agreement or ALPS under the Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: advisory fees, administration fees, trustees’ fees, interest expenses, if any, expenses related to custody of international securities, portfolio transaction expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses.

The Advisory Agreement with Clough became effective on ____, 2005 for an initial period of two years and continues in effect from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of Clough cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund. The agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or Clough, as applicable, or by vote of the majority of the outstanding shares of the Fund. The agreement will terminate automatically in the event of its assignment. The agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Clough, or a loss resulting from a breach of fiduciary duty by Clough with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), Clough shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

Clough is a limited partnership organized under the laws of Delaware. It is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of May 31, 2019, Clough had approximately $1.8 billion in assets under management.

Portfolio Managers

Set forth below is certain additional information with respect Charles I. Clough, and Robert Zdunczyk, the Fund's portfolio managers (collectively, the "Portfolio Managers"), who together are the principal investment professionals of Clough. Unless noted otherwise, all information is provided as of March 31, 2019.

Other Accounts Managed by Portfolio Managers

In addition to his responsibilities with regard to the Fund, Mr. Clough, either as the principal investment professional of Clough, or as a member of Clough's affiliate, Clough Associates, LLC, also has day-to-day management responsibilities for the assets of (i) four other registered investment companies with approximately $807 million in assets under management; (ii) three other pooled investment vehicles with a total of approximately $337 million in assets under management, with respect to which a portion of the investment advisory fees are based on the performance of the assets thereof; and (iii) one other account with a total of approximately $277 million in assets under management, with respect to which a portion of the investment advisory fees are based on the performance of the assets thereof. In addition to his responsibilities with regard to the Fund, Mr. Zdunczyk has day-to-day management responsibilities for the assets of (i) two other registered investment companies with approximately $714 million in assets under management; and (ii) one other account with a total of approximately $227 million in assets under management, with respect to which a portion of the investment advisory fees are based on the performance of the assets thereof.

Compensation of Portfolio Managers

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the two Portfolio Managers and other partners of Clough, with Mr. Clough receiving a majority share and Mr. Zdunczyk receiving a portion of the remainder.

Material Conflicts of Interest

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the "Accounts"). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account's ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers' performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers' decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

Investment Advisory Services

Under the general supervision of the Board of Trustees, Clough carries out the investment and reinvestment of the assets of the Fund, furnishes continuously an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. Clough furnishes to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Clough compensates all Trustees and officers of the Fund who are members of the Clough organization and who render investment services to the Fund, and also compensates all other Clough personnel who provide research and investment services to the Fund.

Administrative Services

Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund, subject to the supervision of the Board of Trustees. ALPS furnishes to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. ALPS compensates all Trustees and officers of the Fund who are members of the ALPS organization and who render executive and administrative services to the Fund, and compensates all other ALPS personnel who perform management and administrative services for the Fund. ALPS’ administrative services include, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund’s business. Under the Administration Agreement, ALPS is also obligated to pay all expenses incurred by the Fund, with the exception of advisory fees, portfolio transaction expenses, trustees’ fees, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses.

DETERMINATION OF NET ASSET VALUE

The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the exchange (normally 4:00 p.m. New York time). The Fund’s net asset value per Share is determined by ALPS, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

The Fair Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund’s net asset value per share. The Fund’s net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. The Fund has adopted Fair Valuation Procedures to determine the fair value of a debt security. These Fair Valuation Procedures consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt security and the market environment and investor attitudes towards the debt security and interests in similar debt securities; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the debt security and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Fair Valuation Committee and the Fund’s Trustees.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund’s Trustees.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Clough. Clough is also responsible for the execution of transactions for all other accounts managed by it. Clough generally aggregates the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms and allocates the orders across all participating accounts on a pro rata basis (based on factors such as client objectives and asset size) prior to execution. Clough uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Clough will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the firm to Clough, the actual price of the security, the commission rates charged, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of Clough, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of Clough’s clients in part for providing brokerage and research services to Clough.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Clough may use brokers or dealers who provide additional brokerage or research services and charge commissions in excess of other brokers or dealers (soft dollar arrangements) if it determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which Clough and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Clough will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Clough receives Research Services from many broker-dealer firms with which Clough places the Fund’s transactions and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Clough in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Clough in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Clough receives such Research Services. Clough evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which Clough believes are useful or of value to it in rendering investment advisory services to its clients. If only part of the Research Services provided are used to assist in the investment decision-making process, the percentage of permitted use must be determined and the remainder paid for with hard dollars.

The Fund and Clough may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by Clough in connection with its investment responsibilities.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Clough or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Clough will allocate the security transactions (including initial public offerings and other new issues) in a manner which it believes to be fair and equitable under the circumstances and in accordance with applicable laws and regulations. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Generally, participating accounts will receive the weighted average execution price per broker for the day and will pay the commissions, fees and other charges on a pro rata basis. However there may be instances where a smaller account receives its entire allocation before a larger account in order to minimize transaction costs, an account that specializes or concentrates holdings in a particular industry is given priority in allocation over other accounts, or allocations are not exactly pro rata due to Clough’s practice of trading in 100 share lots. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits received from Clough’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of June 20, 2019 no persons beneficially owned five percent or more of the Fund’s outstanding common shares.

As of June 20, 2019, the officers and Trustees of the Fund, as a group, owned less than 1% of the Fund’s outstanding voting securities.

TAXES

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income from interest in qualified publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax. Under current law, provided that the Fund qualifies as a RIC for U.S. federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the state of Delaware.

If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if: (i) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Fund reports the failure; and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Fund reports the failure and pays an excise tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund generally will be taxable to Common Shareholders as dividend income to the extent derived from investment income and net short-term capital gains, as described below. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to Common Shareholders as long-term capital gain, regardless of how long a Common Shareholder has held the shares in the Fund.

If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the Common Shareholder would have received if the shareholder had elected to receive cash. If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the Common Shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the Common Shareholder receives.

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (20%, or 0% or 15% for individuals at certain annual income levels). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 37%.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of qualified REIT dividends. Recently issued proposed regulations (which are currently effective) permit a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, Fund shareholders will be eligible to receive the benefit of such deductions with respect to Fund dividends that distribute such qualified REIT dividend income.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Common Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify for the reduced tax rates for qualified dividend income.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 20% (or 5% or 0% or 15% for individuals at certain annual income levels). Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the following calendar year, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of Fund shares, will constituted investment income of the type subject to this tax.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (in 2019, 24%). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions in capital gain dividends in accordance with the IRS position.

State And Local Taxes

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware statutory trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose.

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

APPENDIX A

RATINGS

MOODY’S INVESTORS SERVICE, INC.

Long-Term Debt Securities and Preferred Stock Ratings

AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds and preferred stock lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt Securities Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S RATINGS GROUP

Investment Grade

AAA: Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B: Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

 D: Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper Rating Definitions

A S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

Investment Grade Ratings

AAA: Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Below Investment Grade Ratings

BB: Bonds and preferred stocks are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds and preferred stocks are in imminent default in payment of interest or principal.

DDD, DD AND D: Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * * * * * * *

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

APPENDIX B

PROXY VOTING POLICY

CLOUGH
CAPITAL PARTNERS, LP	PROCEDURES

Procedure Name:	Proxy Voting Procedures & Proxy Voting Guidelines
Related Policy:	Proxy Voting
Effective Date	June 15, 2004, revised July 22, 2016
Responsible Person:	Proxy Voting Administrator
Detailed Procedures:

1.0 Proxy Voting in General

Proxy votes for client accounts of Clough Capital will be handled by the Proxy Voting Administrator (typically an intern or Co-op), who will coordinate all required proxy votes through ProxyEdge, a Broadridge Financial Solutions product (“Broadridge”), which will be used to vote proxies according to the attached guidelines (Appendix A), prepare the information required in order for ALPS to make the required filings for the mutual fund, and then store them in ProxyEdge for the required period of time. For issues not addressed by the Proxy Voting Guidelines, or for those issues where a determination is made by one of the persons listed in section 4.0 that a vote according to the established Guidelines would not be in the economic interest of a client account, the Proxy Voting Administrator will refer the matter to the Compliance Committee for resolution.

1.1 Use of Proxy Edge for Voting

ProxyEdge is an electronic voting service that helps simplify the management of proxies. The system manages the process of meeting notifications, voting, tracking, reporting, and record maintenance. ProxyEdge allows Clough Capital to manage, track, reconcile and report proxy voting through electronic delivery of ballots, online voting, and integrated reporting and recordkeeping to help satisfy SEC requirements. ProxyEdge provides proxy information through an automated electronic interface based on share positions provided directly to Broadridge by the client’s custodian, bank or broker-dealer.

2.0 Proxy Voting Administrator

The duties of the Administrator will include the following:

•  For new client accounts, confirm that Clough Capital will be voting proxies on the client’s behalf, then contact Broadridge to    coordinate an electronic feed of securities holdings from the client’s custodian to ProxyEdge

CLOUGH
CAPITAL PARTNERS, LP	PROCEDURES

•  Gather any physical proxies sent to Clough Capital for each of the securities held by a client account or fund and double     check that they have been voted in ProxyEdge

•  Log on to the Proxy Edge system (www.proxyedge.com) to vote the proxies if they have not been voted

•  Submit proxies that are not addressed in the Guidelines to PM’s/Analysts for their opinion

•  Run a proxy voting record for votes cast for the Clough Capital mutual funds on a quarterly basis to send to ALPS Fund    Compliance

•  Run a full year report for the mutual funds at end of each proxy year (July 1st to June 30th) and send to ALPS to complete     the Form N-PX for filing with SEC by August 31st (this may also be done by the Compliance Associate)

3.0 Proxy Voting Record Required

The following information must be recorded and saved by ProxyEdge for each proxy vote of each security:

•  Name of the issuer of the portfolio security

•  Exchange ticker symbol of the portfolio security

•  CUSIP for the portfolio security (if available)

•  Shareholder meeting date

•  Brief identification of matter voted on

•  Whether the matter is proposed by issuer or a security holder

•  Whether fund cast its vote on the matter

•  How the fund cast its vote (for/against/abstain)

•  Whether fund cast its vote for or against the management position on the issue

This information is required to be filed with the SEC electronically via Form N-PX for all registered investment companies (mutual funds) no later than August 31 for the most recent 12 month period ended June 30. This will be done by the fund’s administrator, ALPS Fund Services, for the mutual funds sponsored by Clough Capital, but ALPS will need this information from Clough. The information also needs to be sent to ALPS so it is available upon request by shareholders.

4.0 Contradiction to Proxy Voting Guidelines

For the proxy issues outlined in the attached Proxy Voting Guidelines, the Clough Capital voting position will generally be as listed, and these will be the default votes in ProxyEdge, unless an analyst, trader, or Partner of the firm believes that voting a particular proxy in accordance with the stated guideline would not be in the best economic interests of a client account, in which case that person should bring the matter to the attention of the Proxy Voting Administrator. The Administrator will then refer the matter to the Compliance Committee for resolution, at which time the Administrator can log on to ProxyEdge and over-ride the default voting option, if necessary. Votes in contradiction to the established Proxy Voting Guidelines will be documented in an appropriate memo to file.

CLOUGH
CAPITAL PARTNERS, LP	PROCEDURES

4.1 Votes on Issues not listed in the Proxy Voting Guidelines

If a proxy vote is received and the Proxy Voting Administrator cannot find the particular issue to be voted on the Proxy Voting Guidelines, then the Administrator must summarize the issue and then bring it to the attention of the analyst covering that industry and the relevant portfolio manager for consideration. Once there has been a determination made as to how to vote the issue, the analyst should update the Proxy Voting Guidelines for guidance on future, similar issues.

5.0 Record Keeping Requirements

Clough Capital must keep accurate books and records, including those relating to proxy voting. The records that must be maintained in accordance with the Record Keeping Policy are listed under Records Produced below. The Proxy Voting Administrator will be responsible for ensuring that the records listed are maintained.

Records Produced:

•  Proxy statements received regarding client securities

•  Records of votes cast on behalf of clients (Reports from ProxyEdge)

•  Information gathered for the filing of Form N-PX

•  Form N-PX filed by August 31st of each year for preceding year ended June 30th

•  Records of client requests for proxy voting information, if any are sent to Clough Capital

•  Any documents prepared by Clough Capital that were material to making a decision how to vote or that memorialized the    basis for the decision

Evidence of Supervision:	On a quarterly basis, the Compliance Officer will examine the proxy voting records in ProxyEdge and ensure that all proxies were voted in accordance with the Policy and documented accordingly, including any votes that presented a potential or actual conflict of interest. This information will be supplied to the Fund CCO as part of the Quarterly Compliance Certification.

CLOUGH
CAPITAL PARTNERS, LP	PROCEDURES

Record Keeping:	Records will be maintained for 2 years on site and 3 years offsite, except for records for registered mutual funds, which will be maintained for 2 years on site and 4 years offsite.

CLOUGH
CAPITAL PARTNERS, LP	PROCEDURES

Appendix A

Proxy Voting Guidelines

For the following proxy issues, the Clough Capital voting position will generally be as listed, unless an analyst, trader, or Partner of the firm believes that voting a particular proxy in accordance with the stated guideline would not be in the best economic interests of a client account, in which case that person should bring the matter to the attention of the Proxy Voting Administrator. The Administrator will then refer the matter to the Compliance Committee for resolution as outlined in the Proxy Voting Procedures.

Category of Issue	Issue	Clough Position	Rationale/Reasoning
Board of Directors	Election of Directors	Support Management Recommendations	Where no corporate governance issues are implicated
	Changes in Board of Directors (removals of directors; filling of vacancies; fixing size of board)	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Classified Board; Liability of Board; Qualification of Directors)	Generally Support Management Recommendations	So long as in best economic interests of clients
Capital Structure	Increase in common stock	Support Management Recommendations	Management in best position to know if best for company
	Reclassification of common stock	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Additional Shares; Stock Splits; Repurchases, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients
Corporate Governance	Addition or amendment of indemnification provisions in company’s charter or by-laws	Support Management Recommendations	Management in best position to know if best for company
	Other issues (e.g. Confidential Voting; Cumulative Voting; Supermajority Requirements)	Generally Support Management Recommendations	So long as in best economic interests of clients
Compensation	Compensation of Outside Directors	Support Management Recommendations	Management in best position to know if best for company

CLOUGH
CAPITAL PARTNERS, LP	PROCEDURES

	Other Issues (e.g. Executive/Director stock option plans; Employee Stock Option Plans; Option Expensing)	Generally Support Management Recommendations	So long as in best economic interests of clients
Anti-Takeover Provisions	Shareholder rights plans (“Poison Pills”) (shareholder approval of or ratification of these types of plans)	Generally Support Management Recommendations	So long as in best economic interests of clients
	Other Issues (e.g. Reincorporation plans; Fair- Price Proposals, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients
Mergers & Acquisitions	Special corporate transactions (takeovers; spin-offs; sales of assets; reorganizations; restructurings; recapitalizations)	Generally Support Management Recommendations	So long as in best economic interests of clients
Social & Political Issues	Labor & human rights (global codes of conduct; workplace standards)	Generally Support Management Recommendations	Generally best not to impose these issues from the outside
	Other Issues (e.g. Environmental issues; Diversity & Equality; Health & Safety; Government/Military)	Support Management Recommendation	Generally best not to impose these issues from the outside
Miscellaneous Items	Selection of Independent Auditors	Support Management recommendation	Management in best position to know if best for company
	Other Issues (e.g. Limitation of non-audit services provided by independent auditors; Audit Firm Rotation; Bundled Proposals, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients

PART C - Other Information

Item 25.	Financial Statements and Exhibits

(1)

Financial Statements:

Included in Part A:

Financial Highlights for the fiscal years ended March 31, 2009 through October 31, 2018 (audited). Financial Highlights for the fiscal period ended April 30, 2019 (unaudited).

Included in Part B:

Incorporated by reference in the Statement of Additional Information included herein are the Registrant’s audited financial statements for the fiscal year ended October 31, 2018, notes to such financial statements and the report of independent registered public accounting firm thereon, as contained in the Fund’s Form N-CSR filed with the Securities and Exchange Commission on January 7, 2019. The unaudited Semi-Annual Report for the fiscal period ending April 30, 2019, is incorporated by reference.

(2)		Exhibits:

	(a)	Agreement and Declaration of Trust (1)

	(b)	By-Laws (2)

	(c)	Not Applicable

	(d)(1)	Certificate for Common Shares of Beneficial Interest (3)

	(d)(2)	Form of Subscription Certificate for Rights Offering*

	(d)(3)	Form of Notice of Guaranteed Delivery for Rights Offering*

	(e)	Automatic Dividend Reinvestment Plan dated April 26, 2005.*

	(f)	Not Applicable

	(g)	Investment Advisory and Management Agreement dated April 26, 2005.(4)

	(h)	Form of Marketing Agreement *

	(i)	Not Applicable

(j)	Custody Agreement with State Street Bank and Trust Company dated December 9, 2013.(5)

(k)(1)	Stock Transfer Agency and Service Agreement dated June 13, 2013.(6)

(k)(2)	Administration, Bookkeeping and Pricing Services Agreement dated April 26, 2005.(7)

(k)(3)	Amendment to Administration, Bookkeeping and Pricing Services Agreement dated September 1, 2006. (8)

(k)(4)	Amendment to Administration, Bookkeeping and Pricing Services Agreement dated August 10, 2007. (9)

(k)(5)	Amendment to Administration, Bookkeeping and Pricing Services Agreement dated June 12, 2014. (10)

(k)(6)	Amendment to Administration, Bookkeeping and Pricing Services Agreement dated April 10, 2018. (11)

(k)(7)	Form of Subscription Agent Agreement*

(k)(8)	Form of Information Agent Agreement*

(l)	Opinion and Consent of Counsel*

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm — Cohen & Company, Ltd.*

(o)	Not Applicable

(p)	Form of Initial Subscription Agreement (12)

(q)	Not Applicable

(r)(1)	Code of Ethics of the Fund dated July 13, 2017.(13)

(r)(2)	Code of Ethics of the Adviser dated April 17, 2019.(14)

(r)(3)	Code of Ethics of the Principal Executive and Financial Officers of the Fund (15)

(s)	Power of Attorney for: Edmund J. Burke, Robert L. Butler, Adam D. Crescenzi, Karen DiGravio, Kevin McNally, Jerry G. Rutledge, Vincent Versaci and Clifford J. Weber, dated June 8, 2019.*

(1)	Incorporated by reference to Exhibit (a)(2) of the Registration Statement filed with the Commission via EDGAR on April 22, 2005.

(2)	Incorporated by reference to N-CEN filed with the Commission via EDGAR on January 11, 2019.

(3)	Incorporated by reference to Exhibit (d) of the Registration Statement filed with the Commission via EDGAR on April 22, 2005.

(4)	Incorporated by reference to Exhibit (g) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(5)	Incorporated by reference to Exhibit (j) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(6)	Incorporated by reference to Exhibit (k)(1) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(7)	Incorporated by reference to Exhibit (k)(2) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(8)	Incorporated by reference to Exhibit (k)(3) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(9)	Incorporated by reference to Exhibit (k)(4) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(10)	Incorporated by reference to Exhibit (k)(5) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(11)	Incorporated by reference to Exhibit (k)(6) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(12)	Incorporated by reference to Exhibit (p) of the Registration Statement filed with the Commission via EDGAR on April 22, 2005.

(13)	Incorporated by reference to Exhibit (r)(1) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(14)	Incorporated by reference to Exhibit (r)(2) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(15)	Incorporated by reference to Exhibit (r)(3) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

(16)	Incorporated by reference to Exhibit (s) of the Registration Statement filed with the Commission via EDGAR on May 21, 2019.

*	Filed herewith.

Item 26.	Marketing Arrangements

See Form of Marketing Agreement filed herewith.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

Registration Fee	$3,500
NYSE American listing fee	$16,500
Printing	$18,000
Accounting fees and expenses	$1,000
Legal fees and expenses	$85,000
Information Agent fees and expenses	$50,000
Subscription Agent fees and expenses	$115,000
Miscellaneous	$16,000
Total	$305,000

Item 28.	Persons Controlled By or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

(1) Title of Class	(2) Number of Record Holders as of 6/28/2019
Shares of common stock	8

Item 30.	Indemnification

 Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

4.1

No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2

Mandatory Indemnification. (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

4.3

No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent.

Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4

Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31.	Business and Other Connections of Investment Adviser

Clough Capital Partners LP serves as investment adviser to the fund and also serves as adviser to unregistered funds, institutions and high net worth individuals. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each partner or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled "Management of the Fund - Investment Adviser."

Item 32.	Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Item 33.	Management Services

None

Item 34.	Undertakings

(1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement, or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Registrant undertakes that: (a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act will be deemed to be a part of the Registration Statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to such securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 3rd day of July, 2019.

Clough Global Equity Fund

By:	/s/ Bradley J. Swenson
Name: Bradley J. Swenson
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Bradley J. Swenson	President	July 3, 2019
Bradley J. Swenson

/s/ Edmund J. Burke	Trustee	July 3, 2019
Edmund J. Burke*

/s/ Robert L. Butler	Trustee	July 3, 2019
Robert L. Butler*

/s/ Adam D. Crescenzi	Trustee	July 3, 2019
Adam D. Crescenzi*

/s/ Karen DiGravio	Trustee	July 3, 2019
Karen DiGravio*

/s/ Kevin McNally	Trustee	July 3, 2019
Kevin McNally*

/s/ Jerry G. Rutledge	Trustee	July 3, 2019
Jerry G. Rutledge*

/s/ Vincent W. Versaci	Trustee	July 3, 2019
Vincent W. Versaci*

/s/ Clifford J. Weber	Trustee	July 3, 2019
Clifford J. Weber*

/s/ Jill Kerschen	Treasurer	July 3, 2019
Jill Kerschen

* By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Attorney-in-Fact)

EXHIBIT INDEX

Exhibit	Description
(d)(2)	Form of Subscription Certificate for Rights Offering
(d)(3)	Form of Notice of Guaranteed Delivery for Rights Offering
(e)	Automatic Dividend Reinvestment Plan dated April 26, 2005
(h)	Form of Marketing Agreement
(k)(7)	Form of Subscription Agent Agreement
(k)(8)	Form of Information Agent Agreement
(l)	Opinion and Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(s)	Power of Attorney for: Edmund J. Burke, Robert L. Butler, Adam D. Crescenzi, Karen DiGravio, Kevin McNally, Jerry G. Rutledge, Vincent Versaci and Clifford J. Weber, dated June 8, 2019